2020 Investor Conference Building a Premier Business Bank with Highly Skilled Bankers, Great Technology and a Solid Risk Management Foundation February 6, 2020

Forward-Looking Statements; Use of Non-GAAP Financial Measures Forward Looking Information These materials include “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations regarding future events or determinations, all of which are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, market trends, industry results or regulatory outcomes to differ materially from those expressed or implied by such forward-looking statements. Without limiting the foregoing, the words “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “would,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about future financial and operating results. Actual results and outcomes may differ materially from those presented, either expressed or implied, in the presentation. Important risk factors that may cause such material differences include, but are not limited to, the Bank’s ability to meet operating leverage goals; the rate of change of interest-sensitive assets and liabilities relative to changes in benchmark interest rates; the ability of the Bank to upgrade its core deposit system and implement new digital products in order to remain competitive; risks associated with information security, such as systems breaches and failures; and legislative, regulatory and economic developments. These risks, as well as other factors, are discussed in the Bank’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (SEC) and available at the SEC’s Internet site (https://www.sec.gov/). In addition, you may obtain documents filed with the SEC by the Bank free of charge by contacting: Investor Relations, Zions Bancorporation, N.A., One South Main Street, 11th Floor, Salt Lake City, Utah 84133, (801) 844-7637. Except as required by law, Zions Bancorporation, N.A. specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments. Use of Non-GAAP Financial Measures: This document contains several references to non-GAAP measures, including pre-provision net revenue and the “efficiency ratio,” which are common industry terms used by investors and financial services analysts. Certain of these non-GAAP measures are key inputs into Zions’ management compensation and are used in Zions’ strategic goals that have been and may continue to be articulated to investors. Therefore, the use of such non-GAAP measures are believed by management to be of substantial interest to the consumers of these financial disclosures and are used prominently throughout the disclosures. A full reconciliation of the difference between such measures and GAAP financials is provided within the document, and users of this document are encouraged to carefully review this reconciliation. 2

2020 Investor Conference Agenda Building a Premier Business Bank with Highly Skilled Bankers, Great Technology and a Solid Risk Management Foundation ▪ Welcome – Harris Simmons, Chief Executive Officer ▪ Chief Banking Officer Initiatives – Keith Maio, Chief Banking Officer ▪ Technology and Innovation – Jennifer Smith, Chief Information Officer ▪ Risk Management – Ed Schreiber, Chief Risk Officer ▪ Credit Quality Update – Michael Morris, Chief Credit Officer ▪ Financial Review – Paul Burdiss, Chief Financial Officer ▪ Closing Remarks and Q&A – Harris Simmons, Chief Executive Officer and Scott McLean, Chief Operating Officer 3

Zions’ Profile: Zions Is A Collection of Community Banks Key Differentiators: Local decision-making and top-notch service, commercial banking focus, granular and low-cost deposit base Zions’ Markets ▪ Strategic local “ownership” of market opportunities Deposits % and challenges Bank Headquarters $Billions of Total Zions Bank Salt Lake City $16 29% Amegy Houston 12 21% ▪ Roughly 2/3 of revenue from commercial customers CB&T San Diego 11 21% NB│AZ Phoenix 5 9% ▪ High quality, granular deposit franchise NSB Las Vegas 4 8% Vectra Denver 3 5% ▪ 42%: Noninterest bearing deposits (avg) to total deposits Commerce Seattle 1 2% Other1 Salt Lake City 3 5% ▪ 0.44%: Cost of deposits consistently among the lowest Zions Bancorporation Salt Lake City $55 100% of peers (ranked second best of peers in 4Q19) Financial Highlights Key Metrics 2019Q4 Listing NASDAQ: ZION Market Capitalization (as of 1/10/20) $8.4B Total Assets $69.2B Total Loans $48.8B Total Deposits $57.1B Common Equity Tier 1 Capital $5.7B Common Equity Tier 1 Capital Ratio 10.2% Zions Bancorp. Rating (S&P/Fitch/Kroll)2 BBB+/BBB+/A- Rating Outlook (S&P/Fitch/Kroll)2 Stable/Stable/Stable Source: SNL Financial/S&P Global. 1 Represents primarily brokered deposits. 2 Represents long-term debt / senior debt issuer rating. 4

Zions' Profile: Strong Economic Footprint

The Zions footprint is one of the strongest and most dynamic in the U.S. banking industry

Real GDP Growth

5-Year, Compounded

During the past 5 years, real GDP growth in Zions' market ranks second among peers



3.7%
2.5%
EWBC
ZION
WAL
FRC
SNV
CMA
National Avg
BOKF
FHN
KEY
RF
CFG
FNB
FITB
MTB
HBAN
PBCT
ASB

Job Growth

5-Year, Compounded

During the past 5 years, job growth in Zions' market has outpaced all other peers



2.6%
1.7%
ZION
WAL
SNV
EWBC
FRC
FHN
National Avg
RF
CMA
KEY
BOKF
MTB
FITB
CFG
FNB
WTFC
HBAN
ASB
PBCT

Current Unemployment Rates

Zions' footprint ranks second best for unemployment



3.3%
3.5%
SNV
ZION
RF
BOKF
ASB
PBCT
National Avg
FHN
CFG
WTFC
FRC
KEY
CMA
EWBC
MTB
FITB
HBAN
FNB
WAL

Source: Deposits and GDP by state used to calculate each bank's weighted GDP and job growth and unemployment (U3) rate. Source of deposits by state: S&P Global-Market Intelligence, June 30, 2019; source of GDP growth by state: Bloomberg, 2Q19; source of nonfarm payroll growth and unemployment: Bloomberg, November 2019; Calculations: Zions Bancorporation

5

ZIONS BANCORPORATION

Zions' Profile: Zions is a Leader in Small Business Lending

Zions punches above its weight



($ billion)
Commercial Loans
sized $100k - $1M
$25
$20
$15
$10
$5
$0
WFC
BAC
JPM
USB
ZION
SNV
RF
HBAN
PBCT
FNB
KEY
FITB
CFG
CMA
FHN
C
EWBC
WAL
BOKF
ASB
FRC
Five largest U.S. banks



Commercial Loans
sized $100k - $1M
as a percent of total commercial loans
30%
25%
20%
15%
10%
5%
0%
FNB
PBCT
SNV
ZION
HBAN
WTFC
FHN
RF
USB
WFC
WAL
ASB
KEY
JPM
BAC
CMA
EWBC
FITB
BOKF
CFG
FRC
C

Note: Call report data via SNL Financial/S&P Global, as of 3Q19; peer group shown different than typical peer group in order to show the position of the largest U.S. banks. Commercial loans includes both C&I and CRE

6

ZIONS BANCORPORATION

Zions’ Profile: Zions Receives National and Local Recognition for Excellence Affiliates have strong brands in their markets One of only six banks to have averaged 15 Greenwich Excellence Awards since 2009 (survey inception) Business Services – Banking and Community Development – Large Business Voted Best Bank in San Diego and Orange Counties for many years in a row 7 1 www.americanbanker.com/news/women-in-banking-top-team-for-2019-zions-bancorp; 2 The San Diego Union-Tribune (annually #1 from 2011-2019) 7 and Orange County Register (annually1. One #1 of from five winning 2014-2019); teams, 3 2015,Fifteen Zions annual Bank; occurrences, 2. exim.gov, April Ranking 24, 2014; Arizona 3.Readers Magazine; of the 4SanLas Diego Vegas Union Review-Tribune,-Journal, Reno Magazine, Elko Daily Free Press August 2015, for 5 years; Orange County Register, for two years in a row; 4.Ranking Arizona, 2015

Zions’ Profile: Zions Receives National and Local Recognition for Excellence Affiliates have strong brands in their markets Top team of women bankers (2015-2019) 1 Nevada State Bank consistently voted #1 Bank in Nevada4 National Bank of Arizona consistently voted #1 Bank in Arizona3 8 1 www.americanbanker.com/news/women-in-banking-top-team-for-2019-zions-bancorp; 2 The San Diego Union-Tribune (annually #1 from 2011-2019) 8 and Orange County Register (annually1. One #1 of from five winning 2014-2019); teams, 3 2015,Fifteen Zions annual Bank; occurrences, 2. exim.gov, April Ranking 24, 2014; Arizona 3.Readers Magazine; of the 4SanLas Diego Vegas Union Review-Tribune,-Journal, Reno Magazine, Elko Daily Free Press August 2015, for 5 years; Orange County Register, for two years in a row; 4.Ranking Arizona, 2015

Zions' Profile: Zions' Business Banking Reputation is Highly Ranked

Zions compares favorably to key competitors (JPMorgan, Bank of America, US Bank, Wells Fargo)

Middle Market Customers
(Revenues $10-500 million)

Small Business Customers
(Revenues $1-10 million)

Overall Satisfaction



% of "Excellent" Customer Citations
90
80
70
60
50
40
30
20
10
0
Overall Satisfaction
Bank You Can Trust
Digital Product Capabilities
Zions
Peer Average

Customer Satisfaction With Our Bankers



90
80
70
60
50
40
30
20
10
0
Satisfaction with Relationship Managers
Satisfaction with Cash Management Specialist
Satisfaction with Branch

Customer Satisfaction - Credit Process



90
80
70
60
50
40
30
20
10
0
Willingness to extend credit
Speed in responding to a loan request
Flexible terms and conditions

Source: 2018 Greenwich Associates Market Tracking Program Nationwide. Key Competitors Include: JPMorgan, Bank of America Merrill Lynch, US Bank, Wells Fargo
"Excellent" Citations are a "5" on a 5 point scale from "5" excellent to "1" poor.

9

ZIONS BANCORPORATION

Zions Investor Conference 2020: Key Conference Themes Building a Premier Business Bank with Highly Skilled Bankers, Great Technology and a Solid Risk Management Foundation ▪ Healthy profitability achieved; targeting improved ranking vs. peers ▪ Acknowledge headwinds in the near-term revenue outlook, but focusing on expense reductions as an offset ▪ Expect continued improvement in relative ranking in balance sheet profitability ▪ Focusing on revenue initiatives to drive superior pre-provision net revenue growth ▪ Streamlined underwriting, account opening, better digital delivery to drive better small business growth ▪ Further develop initiatives in capital markets, wealth, mortgage and retail ▪ Expect to resume above-average PPNR growth once interest rate cuts are digested ▪ Within our niche, Expect to Compete Effectively Against the Big Banks with the combination of Technology and Service ▪ Complete the Core Transformation. A modern core provides ▪ Partner with vendors advantages over other large regional banks for adoption of ▪ Provide superior service levels – increased investment in emerging digital products branch staff to create superior sales and service model ▪ Place heavy emphasis on digital products for small businesses ▪ Focus spending on high-impact areas to produce customer satisfaction results consistent with big banks and financial technology companies ▪ Risk Management framework positions Zions to be a “Positive Outlier” ▪ Expect low volatility in problem credit ratios and earnings relative to higher-risk profile peers ▪ As problems arise, Zions generally experiences more modest loan losses than peers 10 10

Profitability Metrics

Efficiency and ROA improvement linked relatively stable noninterest expense and revenue growth. Expense cuts in 4Q19 are expected to benefit 2020 financial performance.



Efficiency Ratio
80 %
75
70
65
60
55
50
1H14
2H14
1H15
2H15
1H16
2H16
1H17
2H17
1H18
2H18
1H19
2H19
ZION
Peer Top Quartile
Peer Bottom Quartile



Return on Assets
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1H14
2H14
1H15
2H15
1H16
2H16
1H17
2H17
1H18
2H18
1H19
2H19
ZION
Peer Top Quartile
Peer Bottom Quartile

Source: SNL Financial/S&P Global. Zions results adjusted in 3Q18, 2Q18, 1Q18 and 2Q17 to exclude interest income from loan recoveries which were greater than $1 million, a $4 million adjustment in 3Q18 for FDIC true-up and a charitable foundation contribution of $12 million in 4Q17. Zions efficiency ratio includes adjustments for items such as severance, provision for unfunded lending commitments, securities gains and losses and debt extinguishment costs, as outlined in the GAAP to Non-GAAP Reconciliation on slide 141, in the appendix.

11

ZIONS BANCORPORATION

Drive for Simplification and Efficiency

Deliver a "simple, easy, fast, safe" experience for customers and employees


Simple
Easy
Safe
Fast

Simplify the business model and structure

- Holding company elimination
- Charter consolidation
- Enterprise Retail Banking, Mortgage, International, Foreign Exchange, Wealth Management, Finance, Human Resources
- Enterprise Loan Operations and Middle Office
- Greater visibility for our 17 product groups
- Treasury Management Middle Office
- Enterprise Product Management Alignment

***Improve* the banking experience**

- FutureCore Release 1 and 2
- Credit process simplification 1.0 & 2.0
- Deposit product simplification
- Business Banking Loan Center (BBLC)
- Direct Consumer Loan Center (DCLC)
- Mortgage
- Customer Care Center
- Employee Ambassador banking benefits

***Strengthen* data quality/access**

- Credit LEAD
- General ledger project
- Data governance
- Business intelligence
- Customer Data Information (CDI) Hub

12

ZIONS BANCORPORATION

Simple, Easy, Fast, Safe Update

Recent highlights…Meaningful progress made in simplifying customer and employee experiences

FutureCore Release 1 and 2

- Virtually all consumer, commercial and CRE loans on one core platform
- Intuitive Windows-based navigation allows front office and occasional users to easily research basic loan information
- Average of 1,500 daily logins vs. 500 in our legacy systems
- Automation of numerous spreadsheet and manual processes
- Real-time processing
- Modern architecture that enables future advancements
- Ongoing focus on resolving functionality gaps with syndications, participations and complex loans

Deposit Product Simplification

- Reduced our 529 unique products to approx. 80 “on sale” products
- Retail migration completed in 2019 for consumer and business products across all affiliates
- Commercial launched new standardized products in 2019 with migration activities slated throughout 2020

Credit Process Simplification 2.0

- Adopted one Cash Flow Analysis
- Adopted one Personal Financial Statement (empowered by DocuSign)
- Launched “non-complex” C&I and CRE Credit Presentation Template
- Streamlined Credit LEAD workflow improving the Face Page and reducing initial required data entry
- Refined credit policy for Private Banking clients
- Launched small CRE loan initiative
- 874 lending forms reduced to 100 on CRM site

Automation

- Launched an automated Online Banking splash screen and gathered and processed over 200,000 customer phone number updates
- Automated the Remote Deposit Capture (RDC) Customer Migration for 13,000 customers to the new system, saving around 2,000 hours vs. manual preparation
- Automation reads data from Credit LEAD and inputs it into BaNCS, setting up personal and business profiles while also performing validation steps to ensure higher accuracy in the boarding process. This automation is saving 7-14 minutes/loan.

Branch / Banker Servicing Enablement

- BEST tool developed as a resource for branch bankers to answer frequently asked questions
- BEST standardized 900 affiliate specific legacy procedures into 72 standardization projects
- Since launch in 1/2019, bankers usage has grown to 38,000 inquiries per month
- Banker calls to internal help lines have decreased from 37,000 to 23,000 per month

Other Simplification Efforts

- Deployed Digital Signatures improving client turnaround time to hours instead of days
  - Treasury Management Agreement
  - Online Business Deposit Account
  - Online and Branch Business Credit Card Application
  - Business Banking Online Banking
  - Personal Financial Statements
- Eliminated 120 internal “wet” signature processes
- Improved client experience and reduced risk by implementing use of customer authentication passwords in the Customer Care Center and branches

13

ZIONS BANCORPORATION

Risk Management: Upgrade and Be a Positive Outlier Significant risk management upgrade has led to a very strong, low risk bank today ▪ Major risk management overhaul since 2008 ▪ Improvement to: ▪ Capital ▪ Credit ▪ Risk Management ▪ Credit Administration ▪ Profitability ▪ Simplification of various processes with the objective to reduce risk and improve profitability ▪ Risk Management culture has permeated the organization ▪ Concentration and “hold” limits have positively impacted actual results and stress-test results ▪ Well positioned for adverse economic environment 14

Decade-Long Risk Profile Improvement

Since the recession, Zions has addressed the following:

More Recent ↑

Concern	Mitigation
Highly Asset Sensitive	✓ Reduced modeled net interest income volatility by a very substantial amount ✓ Added billions of dollars of interest rate swaps to dampen earnings at risk from changing interest rates ✓ Reduced interest-earning cash to 2% of average interest-earning assets (FY19) from 17% (FY13)
Negative/Low Profitability	✓ Improved ROA to levels approximately in line with peers ✓ Efficiency Ratio improved to 58.8% (YTD 2019) from 73.5% (2014)
Energy Losses and Cloudy Credit Outlook	✓ Healthy credit metrics due to (1) improved concentration limits and (2) less exposure to oilfield services
Risk Management Infrastructure	✓ Consolidation of risk and credit functions across the enterprise ✓ Risk Management best practices have permeated the culture for several years
Regulatory CCAR Pass/Fail Compliance	✓ No qualitative fails in the CCAR process, ever ✓ Post-stress CET1 ratio stronger than CCAR median [1]
On-Balance Sheet Liquidity	✓ Eliminated CDOs, reduced construction loans, added mortgage loans, government agency MBS ✓ Reduced loan to deposit ratio from more than 100% (pro forma for the Lockhart off-balance sheet vehicle) to the mid- to high 80s percent range

Less Recent ↓

Concern	Mitigation
Simplify Processes	✓ Reduced risk through simplified business model and structure, charter consolidation, merger of holding co. ✓ Improved mortgage, retail loan and business banking loan processes ✓ Strengthened management information capabilities with enhanced management information systems (e.g. dashboards)
Board Engagement	✓ Six new board members since 2014 ✓ Robust banking and risk management experience
Low Capital	✓ Increased CET1 ratio to >10% from <6%
High Loan Losses	✓ Reduced credit losses by more than 90% since 2008 recession, sustainable at levels lower than peers ✓ Individual loan underwriting not the issue: enhanced concentration risk management
High Concentration in CRE, C&D & CDOs	✓ Reduced total concentration in CRE relative to capital by more than 50% since 2007 ✓ Constr. & Land Dev. reduced to less than 0.5x CET1 from 2.7x in 2007; Eliminated CDO exposure.

[1] Beginning in 2018, Zions was no longer included in CCAR results as published by the Federal Reserve. However, Zions continues to conduct full-scope annual stress testing using scenarios that are generally consistent with the macro stresses experienced in 2008-2010, and the results are published at zionsbancorporation.com

15

ZIONS BANCORPORATION

Board of Directors Composition since 2014: 2014: Edward F. Murphy: CFO of the FRB of New York and EVP of its Corporate Group, EVP and CFO of the retail division of JP Morgan and Chief Operating Officer of its Asia Pacific Region, Global Audit Director 2015: Suren K. Gupta: Current EVP of Technology and Strategic Ventures at Allstate Insurance Company, former EVP and group chief information officer for consumer lending at Wells Fargo Bank Vivian S. Lee: President of Health Platforms, Verily. Former CEO of University of Utah Health Care, dean of the University’s School of Medicine, and senior vice president of Health Sciences at the University of Utah 2016: Gary Crittenden: Former Executive Director of HGGC, LLC, former HGGC’s Chairman and CEO, former Chairman of Citi Holdings, CFO of Citigroup, CFO of the American Express, CFO of Monsanto, Sears Roebuck and Company, Melville Corporation and Filene’s Basement 2017: Barbara A. Yastine: Former Chair, President and Chief Executive Officer of Ally Bank, CAO of Ally Financial, former CFO of Credit Suisse First Boston, and, former CFO of Consumer Finance, CAO of the Global Consumer Group, Chief Auditor and CFO of the Global Corporate & Investment Bank at Primerica Corporation 2019: Aaron B. Skonnard: Developer, author, entrepreneur, and co-founder, chairman of the board, and CEO of Pluralsight, Inc., and founder and board member of the Silicon Slopes organization 16

Zions' History of Leading Technology Initiatives

Focus on innovative technology is not something new at Zions

Initiative	Description
Merchant Services (1985)	▪ Zions was one of the first commercial banks in the U.S. to offer merchants the capability of both electronically obtaining credit card charge authorizations and transaction accounting at the point of sale ▪ Dramatically reduced the paperwork in processing transactions
Rural ATMs (1991)	▪ Zions developed a pilot program with the U.S. Postal Service to make banking services available in rural communities in post offices
PC Banker (1995)	▪ Zions was one of the first bank in the U.S. to offer online banking to customers
Digital Court Filings (1996)	▪ Zions was awarded the first-of-its-kind contract to help automate Utah's courts system – enabled filing of digital documents using encrypted keys
Electronic Identity Verification (1997)	▪ Zions was the first bank in the U.S. to receive approval to act as a "certification authority" and "repository" for digital signatures used to establish identities in e-commerce.
Digital Signatures (2000)	▪ Zions established the TrustID® certificate in conjunction with the ABA
Online Safe Deposit Boxes (2000)	▪ Zions developed and introduced secure storage of documents over the Internet ▪ Zions stored the documents in its secure data processing facilities
Remote Deposit Capture (2000)	▪ Zions (under the NetDeposit division) developed and patented the technology to allow secure scanning of checks at customers' offices to be transmitted electronically to another bank for clearing
Check 21 Act (became law: 2004)	▪ Zions played a significant role in the passage of the Check 21 Act

17

ZIONS BANCORPORATION

2020 Investor Conference Agenda Building a Premier Business Bank with Highly Skilled Bankers, Great Technology and a Solid Risk Management Foundation ▪ Welcome – Harris Simmons, Chief Executive Officer ▪ Chief Banking Officer Initiatives – Keith Maio, Chief Banking Officer ▪ Technology and Innovation – Jennifer Smith, Chief Information Officer ▪ Risk Management – Ed Schreiber, Chief Risk Officer ▪ Credit Quality Update – Michael Morris, Chief Credit Officer ▪ Financial Review – Paul Burdiss, Chief Financial Officer ▪ Closing Remarks and Q&A – Harris Simmons, Chief Executive Officer and Scott McLean, Chief Operating Officer 18

DOUBLE DOWN Building on our strength as a business banking leader INFORMED BY F U E L E D B Y E X PA N D I N G C U S T O M E R S T R AT E G I C COMPLIMENTARY SEGMENTS INVESTMENTS BUSINESSES 19

DOUBLE DOWN Building on our strength as a business banking leader INFORMED BY F U L E D B Y E X PA N D I N G C U S T O M E R S T R AT E G I C COMPLIMENTARY SEGMENTS INVESTMENTS BUSINESSES 20

Business/Commercial Customer Revenue Two thirds of Zions’ total revenue is from business customers $900 FY19 Commercial Net Revenue ($M) 1 $800 $807 $700 $600 Definitions $500 Gross Annual Revenue (GAR) Commercial: $10 million+ $400 $403 $425 Business Banking: $1-9.9 million $300 Micro Business: <$1 million $200 $100 $146 $0 Commercial Business Banking Micro Business CRE 1 - Revenue includes net interest , noninterest income, and earnings credit on capital (ECC) on loan and deposit products only 21

We Are A Business Bank First Segmentation provides key insights into customer value and needs Customer Count Deposit Balances Loan Balances Customer Segment (rounded to nearest thousand) ($ millions) ($ millions) Business 207,000 $28,269 $23,465 Commercial 13,000 $2,649 $12,330 Real Estate Consumer 843,000 $20,469 $12,315 Data as of December 2019, excludes balances related to customers designated as trust/estate and brokered deposits 22

Our Business Customer Acquisition Trends Outpace the Trends for Our Markets The annualized growth rate of net new business clients is 4.4% vs. growth of businesses in affiliate markets of 2.1% * 2018-2019 Quarterly Business Customer Acquisition vs. Attrition Trends 4.0% Acquisition Attrition 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Net Increase 1.0% 1.0% 1.6% 1.0% 1.5% 1.0% 1.3% 0.6% *Source: SBA Small Business Survey 23

Business Customer Net Funding by Small Business Segment Sticky core deposits from small business provide excellent net source of funding 4.8% T O T A L 5.2% 12/31/19 Deposit Balance ($B) DDA P E R C E N T $2.7 DEPOSITS $3.0 ( $ B ) DDA 4.6% Consumer ( $ B ) $2.6 Commercial Micro Business $2.7 $2.0 74% 35.9% $20.5 Small Business 21.9% Business Banking $9.8 $6.8 69% $12.5 Commercial Real Estate Small 27.6% $12.5 $8.8 70% $15.7 Brokered Deposits Business Total Wealth, Trust, Other SMALL BUSINESS NET FUNDING $5.6 (B) 1 1 – Deposits from small business, less loan balance from those same businesses at 12/31/19 24

Zions' Business Banking Reputation is Highly Ranked

Zions compares favorably to key competitors (JPMorgan, Bank of America, US Bank, Wells Fargo)

Middle Market Customers
(Revenues $10-500 million)

Small Business Customers
(Revenues $1-10 million)



Overall Satisfaction
% of "Excellent" Customer Citations
90
80
70
60
50
40
30
20
10
0
Overall Satisfaction
Bank You Can Trust
Digital Product Capabilities
% of "Excellent" Customer Citations
90
80
70
60
50
40
30
20
10
0
Overall Satisfaction
Bank You Can Trust
Digital Product Capabilities
Zions
Peer Average



Customer Satisfaction With Our Bankers
90
80
70
60
50
40
30
20
10
0
Satisfaction with Relationship Managers
Satisfaction with Cash Management Specialist
Satisfaction with Branch
90
80
70
60
50
40
30
20
10
0
Satisfaction with Relationship Managers
Satisfaction with Cash Management Specialist
Satisfaction with Branch



Customer Satisfaction - Credit Process
90
80
70
60
50
40
30
20
10
0
Willingness to extend credit
Speed in responding to a loan request
Flexible terms and conditions
90
80
70
60
50
40
30
20
10
0
Willingness to extend credit
Speed in responding to a loan request
Flexible terms and conditions

Source: 2018 Greenwich Associates Market Tracking Program Nationwide. Key Competitors Include: JPMorgan, Bank of America Merrill Lynch, US Bank, Wells Fargo
"Excellent" Citations are a "5" on a 5 point scale from "5" excellent to "1" poor.

25

ZIONS BANCORPORATION

DOUBLE DOWN Building on our strength as a business banking leader INFORMED BY F U E L E D B Y E X PA N D I N G C U S T O M E R S T R AT E G I C COMPLIMENTARY SEGMENTS INVESTMENTS BUSINESSES 26

Our Strategy is to Lead with Our Strength in Business Banking We have focused our investments on enhancing products and services for business banking customers People Technology Bankers provide tailored Products and Solutions advice based on proficiency Digital experiences provide with full suite of products. omni-channel and self Compelling products and Personal support for each service capabilities to streamlined journeys business and a specialized augment the personal touch designed for business service center focused on provided by bankers. banking segment. the needs of business banking customers. 27

Compelling Products and Streamlined Journeys Designed for Business Clients

Our business product design is inspired by our customers and informed by the problems they are looking to solve

People

Bankers provide tailored advice based on proficiency with full suite of products. Personal support for each business and a specialized service center focused on the needs of business banking customers.

Technology

Digital experiences provide omni-channel and self service capabilities to augment the personal touch provided by bankers.

Products and Solutions

Initiatives

Q2 2020 — **Treasury Management Down Market** – Introductory treasury management offering designed for small business customers by reducing complexity and simplifying fulfillment.

✓ **Business Access Loan Product –** Same day decision and streamlined closing on smaller lines of credit and equipment loans.

✓ **Deposit Product Simplification –** Refreshed small business deposit offering (DDA, SAV, MMDA, CD).

Q1 2020 — **Express CRE** – Streamlined process and policy for CRE investor loans less than $3MM.

Q2 2020 — **Digital Partner Referrals (*Business Complete*)** – Online marketplace to connect business customers with bank partners offering relevant business services.

28

ZIONS BANCORPORATION

Our Digital Technology Roadmap Is Largely Focused on the Needs of Business Clients Recent investments deliver full spectrum of digital origination and banking experiences for business banking clients People Technology Initiatives Bankers provide tailored advice based on proficiency with full suite of products. Personal support for each Products and Solutions Digital Business Loan Application – Simplified application available at business and a specialized service center focused on the the branch or self-service online. E-signature enabled. needs of business banking customers. Compelling products and streamlined journeys designed for business banking segment. Bankcard Digital Account Opening – Simplified application, available at the branch or self-service online. E-signature enabled. Reduces time from submission to decision by 50%. Treasury Management Branch Enrollment Tool – Banker initiated tool to support guided conversations around TM products and facilitate fast collection of onboarding information. Q2 2020 Small Business Online Banking Replacement – Modern online 2021 banking tools and services for small businesses. Business Deposits Digital Account Opening – Interview style online application with direct interface to bank systems for streamlined 2021 enrollment. 29

Differentiating Through Technology, Winning Through Personal Service

Our competitive advantage in a relationship driven business will be our people.

Products and Solutions

Compelling products and streamlined journeys designed for business banking segment.

Technology

Digital experiences provide omni-channel and self service capabilities to augment the personal touch provided by bankers.

People

Initiatives

- Q2 2020 — **Banker Capability Building** – Self-paced learning and development program to help branch managers and business bankers build skills and progress through certifications.
- Q2 2020 — **Banker Authority Program** – Expand authority granted to bankers, based on completion of capability building certifications, to more fully empower them to help business customers and create a differentiated customer experience.
- ✓ **Centralized Business Banker Teams** – Virtual relationship managers focused on deepening relationships with previously underserved small business clients.[1]
- Q2 2020 — **Business Banking Service Center** – Dedicated team focused on supporting small business servicing and onboarding needs. One-stop shop for client and banker questions.[2]

1 – Centralized Business Banker pilots were launched at two affiliates in 2019.

2 – Business Banking Service Center launched to one affiliate in Q4 2019 with limited scope. Additional services added through 2020.

30

ZIONS BANCORPORATION

Our Branch Network, Run by Empowered Bankers, is a Critical Differentiator for Businesses While technology is Important, business customers value a conveniently located branch and relationship banker as principle considerations when selecting a primary bank SMALL BUSINESS 93% IMPORTANCE OF CHANNELS 91% 86% 79% 76% 73% 69% 68% 2014 2015 47% 41% 2017 % Top priority/very % Toppriority/very important 45% 2018 34% 2019 Conveniently located branch Full-featured internet banking Access to an Account Officer Full-featured mobile banking Conveniently located ATM to use for business Source: Barlow Research Associates , Inc. 2019 31

Both Branch and Digital Are Critical to Business Customer Retention Channel use patterns of our most loyal business customers confirm the importance of both digital and branch Business Customer Attrition 1 and Overall Satisfaction by Channel Use 2 Branch and Digital Use 4.9 8.6 Branch Use Only 7.5 8.6 All Small Businesses 8.1 8.4 Digital Use Only 10.3 8.2 Attrition (% annual) Satisfaction (Scale 1-10) 1 – Average annual attrition 2017-2019 32 2 – OSAT score comes from all business customer respondents to enterprise business customer satisfaction surveys in 2019 (n=4,862) matched to digital use data.

Frontline Banker Development Investing in banker capabilities to bring advice and authority closer to the customer Empowering Bankers with Authority • Credit & Relationship Skills • Bringing advice and authority Learning Program designed closer to our customer for Business and Branch • Retail bankers with real Bankers business savvy • Commercial Banker Career • Empowered with Development Track appropriate lending and pricing authority • Differentiated banker Investing in Banker confidence with business Fueling Superior Capabilities clients Revenue Growth 33

DOUBLE DOWN Building on our strength as a business banking leader INFORMED BY F U E L E D B Y E X PA N D I N G C U S T O M E R S T R AT E G I C COMPLIMENTARY SEGMENTS INVESTMENTS BUSINESSES 34

We Strategically Think About Other Businesses In A Complimentary Way Business customers have a full spectrum of personal banking needs CORE BELIEFS Our business owner customers: ▪ Value relationship officers for their business AND personal banking needs ▪ Benefit from our advice ▪ Trust our organization based on long term relationships 35

Mortgage Differentiating Factors Lender of Choice for Self-Employed and Leader in One-Time Close Product in our Markets Self Employed Loans Funded (2016 - 2019) Self Employed Borrower Lending Aligns with Strong Business Banking Reputation and Referrals Innovative Non-QM Solutions for Clients Proprietary Cash Flow Analysis Construction Commitments (2016 – 2019) One-Time Close Product 6% CAGR Leverage Builder Relationships Recognized as market leader Limited Number of Competitors due to product Complexity Outstanding balance

Creating a Positive Customer Experience and Deepening Relationships Digital mortgage application leads to additional opportunities and increased efficiencies ▪ Introduction of digital application “ZIP” in 2019 ▪ Clients can elect to automate services reducing time to close ▪ Digital verification of employment, deposits, and income ▪ More than 70% of applicants prefer digital access while maintaining access to a mortgage professional (MLO) to consult* ▪ Leverage branch relationships ▪ Bank referrals grew 22% in 2019 ▪ Increased goals in 2020 with iPad application functionality in the branches ▪ Zions currently has 843K consumer clients and 3.5% mortgage penetration *Source: https://www.pwc.com/us/en/banking-capital-markets/publications/assets/pwc-digital-mortgage-2-0-home-lending.pdf 37

Mortgage Strategy Implementation and Growth Mortgage is a key contributor to loan portfolio growth with 9% CAGR Portfolio Loans Outstanding (2014-2019) Portfolio Growth with Exceptional Quality Held-for-Sale lending in 2019 resulted in 60% increase or $290MM “Best in Class” credit quality continues to outpace national average with an average charge off rate of .09% over the last 8 years Continuous cost per loan improvement; 10% in 2019 Credit Quality FICO LTV DTI 2019 Originations 762 70% 32% Current Portfolio 758 58% 33% *Source: https://www.federalreserve.gov/releases/chargeoff/chgallsa.htm 38

Planning and Advice Are at the Core of our Wealth Management Offering The Wealth Management offering is built around the needs of our business owners VALUE PROPOSITION ▪ We leverage our strength as a business bank to assist our business owner clients with their personal and business succession plans ▪ Our long-term relationships allow us to assist clients with planning for transitions and providing advice throughout their personal financial life cycle ▪ We offer a conflict free open architecture platform with no proprietary products ▪ Our strategic partnerships allow access to a full suite of products and services, free from growth constraints 39

A Model Built to Serve our Core Customers Has Resulted in Organic Growth

Wealth Management deployed a clear and concise strategy in 2016 which has driven positive outcomes

Fee Income ($M) [2]


12.8%
CAGR
$22.8
$27.0
$30.2
$34.8
$36.8
2015
2016
2017
2018
2019

Expense Reduction ($M) [1, 2]


-7.1%
CAGR
$30.9
$27.7
$25.8
$25.7
$25.9
2015
2016
2017
2018
2019

Earnings & Growth Opportunities

- **Organic growth** opportunity through increased wealth penetration with **existing business customers**
- A **capital light** business model with significant **capacity to execute**
- Continued disciplined expense management and **strategic outsourcing**
- Investments in customer experience and **highly skilled customer facing personnel**
- **Next generation offerings** through advisor assisted digital platform

Figures shown are subcomponents of the noninterest income line item "Wealth Management and Trust Fees," which was $60 million in total for FY19.

1 – Excludes commission bonus expense on fee income growth from 2016 to 2019

2 – Excludes self-directed broker dealer

40

ZIONS BANCORPORATION

Advisory Growth Continues to Drive Increases in Fee Income Recurring fiduciary advisory revenue is the core relationship offering of our wealth management division Both brokerage and advisory assets have grown over time ($B)1 Advisory fees reduce traditional bank model risk 1 Advisory Brokerage Advisory Trails Transactional Brokerage $1.4 $1.1 $1.2 $1.1 92% $1.3 92% 89% $6.6 $6.0 92% 92% $5.3 $5.7 $4.4 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Regional Bank average is 65% recurring revenue – with 2 36% of that being advisory business 1 – Excludes self-directed broker dealer and assets under administration (e.g. corporate trust) 41 2 – Kehrer Bielen Regional & Community Bank Study 2018/2019

DOUBLE DOWN Building on our strength as a business banking leader Improved Increased net Improved targeted Best frontline onboarding of customer “profitable” bankers armed STRONG core deposit retention and complimentary with great REVENUE rich customer satisfaction business digital tools GROWTH base offerings 42

2020 Investor Conference Agenda Building a Premier Business Bank with Highly Skilled Bankers, Great Technology and a Solid Risk Management Foundation ▪ Welcome – Harris Simmons, Chief Executive Officer ▪ Chief Banking Officer Initiatives – Keith Maio, Chief Banking Officer ▪ Technology and Innovation – Jennifer Smith, Chief Information Officer ▪ Risk Management – Ed Schreiber, Chief Risk Officer ▪ Credit Quality Update – Michael Morris, Chief Risk Officer ▪ Financial Review – Paul Burdiss, Chief Financial Officer ▪ Closing Remarks and Q&A – Harris Simmons, Chief Executive Officer and Scott McLean, Chief Operating Officer 43

Technology Strategy Update Investor Day – February 6, 2020

Introducing our Technology Strategy – Building the Future TODAY'S OBJECTIVES WHAT YOU WILL HEAR • Interact with our • Acting as one company, not a company with many silos. colleagues leading • Leveraging technology to enhance the fundamental relationships between technology strategic bankers and customers. initiatives. • Customers rate our technology favorable to peers — and there is much more to • Learn what is common come! and not common in bank digital strategies • Ground-breaking core digital transformation work with significant absolute and and architectures. relative investments. • Discover Zions’ • Building on our continuous improvement strength to improve efficiencies and strategic technology the customer experience. themes that are important to you as investors. 45

TECHNOLOGY STRATEGY Building our strength as a business banking leader C U S T O M E R E M P O W E R E D DIGITAL TO FIRST LOCAL BANKERS T H E C O R E 46

We Are Investing in Technology That Furthers a Bankers Relationship Not Replacing It Building enduring relationships with Small Business owners 47

Changing Core Banking Systems that were Designed for a Different Era Migrating from a branch-centric operating model to a digital operating model 48

Making Deliberate and Effective Technology Spend Decisions How does Zions manage to compete in an environment when we don’t have same the same scale as national banks? FOUR THINGS TO KNOW ON HOW WE COUNTER THE SCALE OF LARGE COMPETITORS 1. We have a leadership team that constructively debates options and arrives at enterprise common practices….knocking down costly technology silos to create operating leverage. We have strong practices in this domain. 2. We are relentless in understanding what customers want and avoid over-investing in marginally valuable technology solutions. We have developing practices in this domain. 3. We leverage banker relationships and couple that with nationally competitive technology solutions and tools, to exceed overall customer expectations. We have strong practices in this domain. 4. We are not afraid of transformative (generational) technology investments to remain highly relevant to customers for years to come. We have leading practices in this domain. 49

We Have Furthered our Digital Capabilities Meaningfully Over the Last Several Years

COMMERCIAL | SMALL BUSINESS | AFFLUENT | CONSUMER

CUSTOMER FIRST AND EMPOWERING BANKERS

✓ Treasury Internet Banking 2.0 *2018-2019*
$10B Demand Deposits
$100MM Fee Income

Online and Mobile Banking Replacement *2020-2021*
625,000 consumer accounts
125,000 business accounts

✓ Digital Business Loan Application *2019*
$2B Loan Balances
4,000 Applications

✓ Digital Mortgage Loan Application *2019*
$2.7B Fundings
10,000 Applications

✓ Mobile Positive Pay *2019*
Supporting 50% of Treasury Customers

✓ Small Business and Consumer Digital Account Opening *2016 -2019*
Deposit, Credit Card, and Consumer Loans – 9 out of 10 Customer Satisfaction Score

✓ Deposit Product Simplification *2018-2019*
1.5 Million Accounts - Moving from 500 to 100 Account Types

Relationship Manager Mobile Enablement *2019-2020*

✓ Public Website Relaunch *2018-2019*
3 million visits per month

DIGITAL TO THE CORE

Customer Data Hub *2019-2021*
Master Data Management for Systems of Record

✓ Automation Center of Excellence
138 Processes Automated

✓ FutureCore Release 1 & 2 *2017-2019*
Consumer, C&I, and CRE Lending Core System Replacement

FutureCore Release 3 *Underway*
Deposit System Replacement

ZIONS BANCORPORATION 50

We Continue to Add New Digital Capabilities

Investments coming in 2020

COMMERCIAL | SMALL BUSINESS | AFFLUENT | CONSUMER

CUSTOMER FIRST AND EMPOWERED BANKERS

Small Business and Consumer Online and Mobile Banking Replacement (Small Business, Affluent, Consumer)
$35B Deposits and ~750,000 Accounts

Treasury Management Digital Entry Point (Commercial, Small Business)
~ 25,000 Customers

Affluent Strategy Implementation (Affluent)
$8.4B in Deposits

Real Time Payments – Receiving Capability (Commercial, Small Business)
Immediate Settlement, Enhanced Messaging Capabilities

Digital Branch Experience (all segments)
Wifi, eSignature, Customer Technology Demos, Account Opening

Relationship Manager Mobile Enablement (all segments)

Digital Account Opening: Lines of Credit (Small Business, Affluent, Consumer)
Revolving, Secured, Unsecured

DIGITAL TO THE CORE

Agile Center of Excellence
50% of Project Portfolio

Digital Capabilities Expansion
APIs, Customer Identity and Access Management, DevOps, Digital Experience Platform, Digital Signature, Big Data Platform

FutureCore - Release 3 *2022*
Consumer, Small Business and Commercial Deposits Core Banking and Teller System Replacement, Customer Data Hub

ZIONS BANCORPORATION 51

TECHNOLOGY STRATEGY Building our strength as a business banking leader C U S T O M E R E M P O W E R E D DIGITAL TO FIRST LOCAL BANKERS T H E C O R E 52

O L G A H O F F JAKE HEUGLY JASON BROCK Executive Vice President Executive Vice President Executive Vice President Enterprise Retail Banking Fee Income Strategies Digital Banking (Small Business and and Commercial Products Consumer) 53

THE CUSTOMER FIRST From the first digital interaction to the last, end-to-end customer experience is welcoming, simple, and fast D I G I T I Z E D S E R V I C I N G E A S Y FA S T EXPERIENCE NEW ACCOUNT O P E N I N G W E L C O M I N G F I R S T IMPRESSION 54

Building on Business Banking Strengths by Better Understanding the Customer Interviews with customers and customer centric testing increase our knowledge that we apply to design SMALL BUSINESS TREASURY CUSTOMER CUSTOMER An independently owned business with limited An established business with more sophisticated DESCRIPTION resources, less than $10MM in GAR needs, greater than $10MM in GAR Multi-channel access, D I G I T A L API enabled, data integration, enhanced mobile capabilities ENGAGEMENT ease of reconciliation Time, access to banker, W H A T I S Access to technology, quick resolution, feeling empowered and capable VALUED cutting edge products Ecosystems to save time, FUTURE Data management, industry insights, informed bankers PLANS user entitlement management 55

An Integrated, Consistent and Personalized Customer Experience for Treasury Customers A digital platform to build and optimize user experiences across all digital channels and stages of the customer lifecycle 60+ Average Logins Future Treasury Customer Digital Entry Point per User per Existing Treasury Customer Month Digital Entry Point 56

Fast and Convenient Onboarding Experiences for Treasury Customers Fully digital Treasury Management master agreement to get products to customers faster 6000 Agreements per Year ▪ Offering digital onboarding for over 16 treasury management products ▪ With digital account acquisition, reduced turnaround time by 75% on treasury product setup ▪ Increased application pull through rate by 11% for treasury product 57

Doubling Down on Our Small Business Lending Customer Experience Customer-centric digital experience for new small business loans 60% Digital Apps ▪ Convenient online application that can be started in a branch or at home for Business Access Loans (up to $50k unsecured and $175k secured, $1mm secured in late 2020) ▪ Banker assistance as needed to build customer relationship ▪ Projected 3,000-4,000 applications annually at 100% adoption; expect 10%-20% lift in number of completed applications ▪ Moved from 100% paper application to 60% digital in less than a year 58

A Single Modern Digital Banking Platform for Small Businesses and Consumers One experience across all access points 27 Average Logins per User per ▪ Modern user interface with simple Month and intuitive navigation for over 625,000 consumer and 125,000 small business customers ▪ Architecture supports capability to deliver customer features every two weeks versus every quarter ▪ Closes over 50 Competitive Gaps 59

TECHNOLOGY STRATEGY Building our strength as a business banking leader C U S T O M E R E M P O W E R E D DIGITAL TO FIRST LOCAL BANKERS T H E C O R E 60

BRANDON THOMAS JAKE HEUGLY JASON BROCK Chief Data Officer Executive Vice President Executive Vice President Fee Income Strategies Digital Banking and Commercial Products 61

EMPOWERED LOCAL BANKERS Local bankers have the information, insights, and tools to serve customers wherever and whenever they meet Past Present Future SOLUTIONS INSIGHT SELLING PRODUCTS CUSTOMER - CENTRIC 62

Supporting Bankers in the Field with New Insights and Facilitating Higher Productivity Giving bankers the mobile tools to be efficient and effective ▪ One of the only large banks in the country with one instance of the “Financial Services Cloud” ▪ A full view into the customer's relationship and related touch-points ▪ Artificial Intelligence to support bankers‘ focus on the most important referrals with unique data insights ▪ Mobile Bankers (from pilot) report they are in the field 50% more often with a full suite of mobile productivity tools. 63

Solid Foundation Supporting Advanced Analytics to Drive Customer Insights Future work is on creating simple solutions for customers and bankers with a target state of providing deep and real time insights BANK BENEFITS CUSTOMER BENEFITS ZIONS TARGET LEVEL Gain deeper insights into Enhanced customer protection customer behavior, needs, and Advanced Analytics from fraud and delivery of real- risks time insights Provide dashboarding and Provide simple tools for discovery tools for business Self-Service Analytics customers to analyze their analysis financial data ZIONS CURRENT LEVEL Create a faster, more Provide consistent, trusted informed interaction with our customer information Master Data Management customers Strengthened internal Protect and catalogue our Data Governance guardrails for use of data assets information Deliver a reliable and Build easier ways for our intuitive data ecosystem Foundational Data Architecture customers to access their information 64

TECHNOLOGY STRATEGY Building our strength as a business banking leader C U S T O M E R E M P O W E R E D DIGITAL TO FIRST LOCAL BANKERS T H E C O R E 65

KRISTIANE KOONTZ KEN COLLINS DAVE STIRLING Executive Vice President Executive Vice President Executive Vice President Banking Transformation / Business Technology Chief Information FutureCore Security Officer 66

DIGITAL TO THE CORE Support faster and more agile delivery of customer value while reducing technology debt EVOLVING CORE ARCHITECTURE MODERNIZING LEGACY ENVIRONMENT ENABLING ECOSYSTEMS EMBEDDING INTELLIGENCE AND AUTOMATION PROTECTING CROWN JEWELS 67

The Dawn of Automation in Deposit Processing From paper ledgers in the branch to automated accounting of deposits PRE-AUTOMATION PAPER LEDGERS IN BRANCHES B A N K E R TERMINAL DEBITS GL CREDITS D E P O S I T NIGHTLY BATCH PROCESSING S E R V I C I N G SYSTEM 1970-80s CORE ARCHITECTURE 68

Layering Digital Channels on an Architecture that is 40 Years Old Creating complexity, reducing speed, and increasing costs ATMAPI and CHANNEL Services Layer DEPOSIT SERVICING SYSTEM 69

Layering Digital Channels on an Architecture that is 40 Years Old Creating complexity, reducing speed, and increasing costs API and Services LayerBRANCH PLATFORM ATMAPI and CHANNEL Services Layer DEPOSIT SERVICING SYSTEM 70

Layering Digital Channels on an Architecture that is 40 Years Old Creating complexity, reducing speed, and increasing costs CALLAPI and CENTER Services Layer API and Services LayerBRANCH PLATFORM ATMAPI and CHANNEL Services Layer DEPOSIT SERVICING SYSTEM 71

Layering Digital Channels on an Architecture that is 40 Years Old Creating complexity, reducing speed, and increasing costs API and Services LayerINTERNET BANKING CALLAPI and CENTER Services Layer API and Services LayerBRANCH PLATFORM ATMAPI and CHANNEL Services Layer DEPOSIT SERVICING SYSTEM 72

Layering Digital Channels on an Architecture that is 40 Years Old Creating complexity, reducing speed, and increasing costs MOBILEAPI and Services BANKING Layer API and Services LayerINTERNET BANKING CALLAPI and CENTER Services Layer API and Services LayerBRANCH PLATFORM ATMAPI and CHANNEL Services Layer DEPOSIT SERVICING SYSTEM 73

Layering Digital Channels on an Architecture that is 40 Years Old Creating complexity, reducing speed, and increasing costs API and Services INTERNETLayer OF THINGS MOBILEAPI and Services BANKING Layer API and Services LayerINTERNET BANKING CALLAPI and CENTER Services Layer API and Services LayerBRANCH PLATFORM ATMAPI and CHANNEL Services Layer DEPOSIT SERVICING SYSTEM 74

A Comparison Between the Digital Core Architecture and an iPhone Platforms that enable quick changes, easy integrations, and risk isolation Our Core Banking System Apple iPhone Operating System API Platforms The App Store Open Banking & APIs The Apps Our Digital Banking Platforms & Banker Tools Apple iPhone Interface 75

A Nimble Ecosystem Using Integration (API) Marketplaces for Product Deployment Speed

Post FutureCore deposits implementation – using micro programs to integrate quickly into external and Zions digital ecosystems


TCS BaNCS Marketplace
Overview
Other APIs (19)
Discussion
Other APIs From TCS BaNCS For Banking (19)
Payment Transa...
Transaction for Payments (Credit Transfer)
Type: Enterprise API
SUBSCRIBE No rating FREE
Deposit Transa...
Transaction for deposits
Type: Enterprise API
SUBSCRIBE 4 ★ FREE
Loan Disbursem...
Management of disbursement of loan
Type: Enterprise API
SUBSCRIBE 1 ★ FREE
Loan Repayment...
Management of Repayment of a loan
Type: Enterprise API
SUBSCRIBE No rating FREE
Loan Origination
Origination to Loan Initiation
Type: Enterprise API
SUBSCRIBE No rating FREE
Account Manage...
Maintenance of Account Information (CASA)
Type: Enterprise API
SUBSCRIBE No rating FREE
Customer Manag...
Maintenance of Customer information
Type: Enterprise API
SUBSCRIBE 3.7 ★ FREE
Account Inform...
Enquiry of account information
Type: Enterprise API
SUBSCRIBE 4 ★ FREE
Payment Inform...
Enquiry of Payments Information
Type: Enterprise API
SUBSCRIBE No rating FREE
Forex Retail T...
Forex Retail Transaction Management APIs can be used for creating a rate sour...
Type: Enterprise API
SUBSCRIBE 5 ★ FREE
Account Transa...
Enquiry of transactions associated with account
Type: Enterprise API
SUBSCRIBE 4.3 ★ FREE
Loan Approval ...
Management of specific approval for a loan
Type: Enterprise API
SUBSCRIBE 4.3 ★ FREE
COMING 2020-23


CUSTOMER'S ACCOUNTING PLATFORM
DIGITAL BANKING
API INTEGRATION
CORE BANKING

ZIONS BANCORPORATION 76

The Path to a Modern Digital Core Banking System

An arduous journey from legacy core servicing systems to an integrated and modern digital core banking system

- **2012** — Core replacement project RFP launched
  - Ground breaking
- **2013** — TCS selected and Board program approval
  - FutureCore program launch
- **May 2017** — **Release 1** Consumer loans and enhanced accounting capabilities
  - Implemented base product and accounting engine on modern distributed system
- **Feb 2019** — **Release 2** Commercial and construction loans
  - Virtually all loans on one platform, consistent lending data across banks
- **Jan 2020** — API integration platform launched
  - Modern integration platform implemented with ability to accelerate integrations with other apps
- **3Q2021** — Deposit and teller code implemented on BaNCS Linux platform
  - Open source and less expensive operating system in preparation for conversion
- **Summer 2022** — **Release 3** Conversion of deposits and teller applications to BaNCS
  - Fully implemented integrated Core Banking System for all products
- **2023+** — Modern digital core banking system
  - Smaller components and reusable integration capabilities, microservices, containers, data access, cloud ready

ZIONS BANCORPORATION 77

Owning the Customer Experience Versus Relying on Disparate Vendors Using customer journeys and user research to create customer and banker centric experiences VENDOR DRIVEN EXPERIENCES DIGITAL EXPERIENCE PLATFORMS p r o d u c t Welcome John product PRODUCT Zions product product BEFORE AFTER • Vendor Driven With Product Focus • Customer Experience at Center • Updates and Fixes out of Our • Unified Experience We Own Control and Slow • Continuous Improvement • Disparate User Experiences Capabilities • Multiple Logins • Scalable Platform Solutions to Reduce Costs and Increase Speed 78

Purpose-Built Automation – Making Work More Human Improving quality, speed and value one process at a time 78,000 Manual Hours Saved in 2019 BEFORE Customer’s Accesses Updates Other Drafts & Sends automation Reads Ticket Applies Edits Request Backend System Systems Response DAYS AFTER Customer’s Automation automation Request Triggered SECONDS ROBOTIC PROCESS AUTOMATION IQ BOT ARTIFICIAL INTELLIGENCE 79

Protecting the Crown Jewels in a Growing Threat Environment Evolving our security approach to address dramatic growth in Internet use and cybersecurity risk Shifting from traditional “walled garden” perimeter security model to a strategy of: Engaging everyone through better awareness, training and tools Securing data wherever it resides Improving our data visibility to detect and prevent malicious activity 80

TECHNOLOGY STRATEGY Building our strength as a business banking leader C U S T O M E R E M P O W E R E D DIGITAL TO FIRST LOCAL BANKERS T H E C O R E 81

2020 Investor Conference Agenda Building a Premier Business Bank with Highly Skilled Bankers, Great Technology and a Solid Risk Management Foundation ▪ Welcome – Harris Simmons, Chief Executive Officer ▪ Chief Banking Officer Initiatives – Keith Maio, Chief Banking Officer ▪ Technology and Innovation – Jennifer Smith, Chief Information Officer ▪ Risk Management – Ed Schreiber, Chief Risk Officer ▪ Credit Quality Update – Michael Morris, Chief Risk Officer ▪ Financial Review – Paul Burdiss, Chief Financial Officer ▪ Closing Remarks and Q&A – Harris Simmons, Chief Executive Officer and Scott McLean, Chief Operating Officer 82

Decade-Long Risk Profile Improvement

Since the recession, Zions has addressed the following:

More Recent ↑

Concern	Mitigation
Highly Asset Sensitive	✓ Reduced modeled net interest income volatility by a very substantial amount ✓ Added billions of dollars of interest rate swaps to dampen earnings at risk from changing interest rates ✓ Reduced interest-earning cash to 2% of average interest-earning assets (FY19) from 17% (FY13)
Negative/Low Profitability	✓ Improved ROA to levels approximately in line with peers ✓ Efficiency Ratio improved to 58.8% (YTD 2019) from 73.5% (2014)
Energy Losses and Cloudy Credit Outlook	✓ Healthy credit metrics due to (1) improved concentration limits and (2) less exposure to oilfield services
Risk Management Infrastructure	✓ Consolidation of risk and credit functions across the enterprise ✓ Risk Management best practices have permeated the culture for several years
Regulatory CCAR Pass/Fail Compliance	✓ No qualitative fails in the CCAR process, ever ✓ Post-stress CET1 ratio stronger than CCAR median [1]
On-Balance Sheet Liquidity	✓ Eliminated CDOs, reduced construction loans, added mortgage loans, government agency MBS ✓ Reduced loan to deposit ratio from more than 100% (pro forma for the Lockhart off-balance sheet vehicle) to the mid- to high 80s percent range

Less Recent ↓

Concern	Mitigation
Simplify Processes	✓ Reduced risk through simplified business model and structure, charter consolidation, merger of holding co. ✓ Improved mortgage, retail loan and business banking loan processes ✓ Strengthened management information capabilities with enhanced management information systems (e.g. dashboards)
Board Engagement	✓ Six new board members since 2014 ✓ Robust banking and risk management experience
Low Capital	✓ Increased CET1 ratio to >10% from <6%
High Loan Losses	✓ Reduced credit losses by more than 90% since 2008 recession, sustainable at levels lower than peers ✓ Individual loan underwriting not the issue: enhanced concentration risk management
High Concentration in CRE, C&D & CDOs	✓ Reduced total concentration in CRE relative to capital by more than 50% since 2007 ✓ Constr. & Land Dev. reduced to less than 0.5x CET1 from 2.7x in 2007; Eliminated CDO exposure.

[1] Beginning in 2018, Zions was no longer included in CCAR results as published by the Federal Reserve. However, Zions continues to conduct full-scope annual stress testing using scenarios that are generally consistent with the macro stresses experienced in 2008-2010, and the results are published at zionsbancorporation.com

83

ZIONS BANCORPORATION

Strong Risk Management Infrastructure and Simplifications to Reduce Risk Key risk controls in place today are designed to make Zions a positive outlier during future economic downturns: ▪ Strong concentration risk management ▪ Restructured Compliance and Risk Management ▪ Strong oversight of areas that are growing faster than ▪ Training program for lenders and credit officers expected levels, or of “hot spots” – resulting in detailed white papers and reporting to the Board ▪ Reduced 15 loan processing sites down to 2 ▪ Adjustments to Investor Commercial Real Estate book (CRE) ▪ Established 2nd level Credit Risk Management ▪ Continued use of stress testing Frameworks ▪ Consolidation of the credit organization ▪ Adoption of single sign-off and local decision-making Credit Risk ▪ Improved controls and efficiency on credit decisions Management Framework ▪ Credit simplification process while maintaining credit quality standards Enterprise C&I CRE Small Business Consumer ▪ BBLC - Mirador Mortgage ▪ Small CRE ▪ Credit Policy cleanup ▪ Mortgage - ZIP 84

Risk Management Emphasis / Accomplishments Development of risk management infrastructure includes the following: ▪ Further refinements in: ▪ Risk Management Framework (RMF), including 2nd level RMFs ▪ 1st Line of Defense ownership of risk ▪ Accountability for risk management with executive performance Varies depending on Asset Classes ratings PD Asset Class Risk Rating ▪ Enhancement to risk rating models Grade I II III IV ▪ Implementation of business segment review process: 1 $ $ $ 2 $ $ $ ▪ Oil & Gas 3 $ $ $ ▪ Main Investor CRE asset classes completed 4 $ $ $ ▪ Risk ratings used to inform portfolio risk limits/obligor hold 5 $ $ $ *Use 6 $ $ $ Caution limits, to aid portfolio concentration analysis and to influence 7 $ $ $ underwriting criteria 8 $ $ $ 9 $ $ $ 10 $ $ $ 85

Concentration Risk Management Altered Composition of Loan Portfolio Active Concentration Risk Management has Altered our Loan Portfolio Composition ▪ Changes in portfolio composition from 2007Q4 to 2019Q4: Portfolio Commitments as a Percent of Risk Based Capital ▪ Land A&D decreased from 72% to 4% of RBC 1000% ▪ Construction decreased from 144% to 73% of RBC 800% ▪ Mortgage increased from 68% to 106% of RBC 600% ▪ Municipal increased from 4% to 37% of RBC 400% 200% Percent of Risk BasedCapital 0% Land A & D CRE Construction Owner Occupied Other Consumer Oil & Gas General C&I CRE Term Mortgage Municipal Lending C&I Commitments as a Percent of Risk Based Capital CRE Commitments as a Percent of Risk Based Capital 600% 350% 500% 300% 400% 250% 200% 300% 150% 200% 100% 100% 50% Percent of Risk BasedCapital Percent of Risk BasedCapital 0% 0% Owner Occupied Oil & Gas General C&I Municipal Lending Land A & D CRE Construction CRE Term RBC = Risk Based Capital, Oil & Gas uses 2-digit NAICS for Oil & Gas & Mining 86

Exercising Discipline to Reduce Risk Profile Commercial real estate loan growth lags due to continued exercise of concentration risk discipline Total CRE CRE >$1 million 250 250 200 200 150 150 100 100 50 50 ZION Peer Top Quartile Peer Bottom Quartile ZION Peer Top Quartile Peer Bottom Quartile 0 0 2014Q4 2015Q2 2015Q4 2016Q2 2016Q4 2017Q2 2017Q4 2018Q2 2018Q4 2019Q2 2014Q4 2015Q2 2015Q4 2016Q2 2016Q4 2017Q2 2017Q4 2018Q2 2018Q4 2019Q2 87

Credit Risk Enhancements Disciplined Risk Management practices led to deep-dive research in Investor CRE, followed by additional discipline Based upon business segment review process and governance, Zions Midpoint of Rating Agency Probability of Risk Grade Type Range: 1- Equivalent Default Grade implemented an adjustment to Investor CRE Year PD Rating ▪ Adjusted concentration limits to ensure a diversified portfolio 1 0.05% AAA to AA- 2 0.15% A+ to A- ▪ Adjusted underwriting to improve the quality of the loan 3 0.25% BBB+ 4 0.38% BBB+ portfolio, for example: 5 0.55% BBB- Pass Grade 6 0.88% BB+ ▪ Loan-to-Cost on Investor CRE at 70% or lower 7 1.38% BB 8 2.08% BB- ▪ Higher level approval required for Debt Service Coverage, 9 3.10% B+ Loan-to-Value exceptions 10 4.63% B Special Mention 11 6.95% B- ▪ Higher level approval required for PD rating of “10”, “9”, or Substandard 12 14.00% CCC+ to CCC- Doubtful 13 100.00% D “8”s on Multi-Family, and “10”s for general CRE Loss 14 100.00% * Probability of Default: Events of default include: payment default, 90-days past due, bankruptcy, dependency upon collateral for repayment, etc. Noteworthy: not all defaults would be classified as nonaccrual loans but all nonaccrual loans would be considered in default. 88

Enhanced Risk Management Evident in Recent Loss Rates Positive outlier in comparisons of loan loss rates and is expected to improve with enhanced risk management practices NCOs / Average Loans 1.50% Last 12 Months Average 1.25% 1.00% 0.75% 0.50% 0.25% 0.00% FRC WAL PBCT ZION FHN FNB EWBC SNV MTB CMA BOKF WTFC ASB FITB HBAN CFG RF KEY 1.00% Average Annual NCOs / Loans 1990 - 2019 0.75% Approximately one half of Zions’ historical losses were attributable to construction and land development loans, which concentration 0.50% has been greatly reduced 0.25% 0.00% FRC PBCT BOKF MTB WTFC FNB EWBC ASB ZION WAL CMA CFG RF HBAN FITB KEY FHN SNV Source: SNL Financial/S&P Global, data as of 4Q19. Average NCOs/Loans calculated averaging the NCOs/Loans each year through 2019. Note: Survivorship bias: 89 some banks that may have been included in Zions’ peer group have been excluded due to their failed or merged status.

Zions’ peer group have been excluded due to their failed or or status. theirmergedduefailedbeento peerhaveexcludedgroupZions’ Source: SNL Global.Financial/S&P Calculatedaveragethequarterly using annualizedsome bias: of Note:results. Survivorship Due toDue strong collateral, problemsariseZionsgenerallywhen experiences severelossesless loan Credit Quality: Nonperforming Assets and Loan Loss Severity FRC 0.14% EWBC 0.35% SNV 0.45% CMA 0.49% NPAs+90DPD/ PBCT 0.50% Months Average 12 Last WAL 0.52% Zions 4Q19: at ZION 0.54% WTFC 0.67% 0.5% FITB 0.68% Loans+OREO CFG 0.69% HBAN 0.72% ASB 0.77% FHN 0.80% KEY 0.81% FNB 0.88% BOKF 0.93% RF 0.94% MTB 1.29% Annualized NCOs / Nonaccrual Loans FRC 3% WAL 8% PBCT 11% Year Five (2015 ba ZION 12% nks that may have been included inthatnks included been havemay FHN 12% BOKF 13% ASB 23% - WTFC 28% Average2019) CMA 28% EWBC 30% SNV 34% CFG 38% HBAN 41% KEY 43% RF 44% FNB 55% FITB 70% FRC 7% Annualized NCOs / Nonaccrual Loans PBCT 18% BOKF 25% Fifteen Year(2005 ASB 28% ZION 33% CFG 36% CMA 38% WTFC 43% FHN 45% - WAL 48% Average2019) FNB 49% RF 53% SNV 54% KEY 63% HBAN 71% EWBC 73% FITB 84% 90

Credit Quality Trend Zions has reached the best quartile for NPAs and ranks the best of peers for NCOs NPAs+90 DPD / NCOs/Loans Loans + OREO (Trailing 12-month Average) Oil and gas recession 1.70% 1.70% 1.50% 1.50% 1.30% 1.30% 1.10% 1.10% 0.90% 0.90% 0.70% 0.70% Bump in charge offs related to 0.50% oil and gas recession 0.50% 0.30% 0.30% 0.10% 0.10% -0.10% -0.10% 4Q14 2Q15 4Q15 2Q16 4Q16 2Q17 4Q17 2Q18 4Q18 2Q19 4Q19 4Q14 2Q15 4Q15 2Q16 4Q16 2Q17 4Q17 2Q18 4Q18 2Q19 4Q19 ZION Peer Top Quartile Peer Bottom Quartile ZION Peer Top Quartile Peer Bottom Quartile Source: SNL Financial/S&P Global, data as of 4Q19. NPAs + 90 DPD = nonperforming assets (nonaccrual loans plus other real estate owned) plus 91 loans 90 days past due and still accruing interest.

2020 Investor Conference Agenda Building a Premier Business Bank with Highly Skilled Bankers, Great Technology and a Solid Risk Management Foundation ▪ Welcome – Harris Simmons, Chief Executive Officer ▪ Chief Banking Officer Initiatives – Keith Maio, Chief Banking Officer ▪ Technology and Innovation – Jennifer Smith, Chief Information Officer ▪ Risk Management – Ed Schreiber, Chief Risk Officer ▪ Credit Quality Update - Michael Morris, Chief Credit Officer ▪ Financial Review – Paul Burdiss, Chief Financial Officer ▪ Closing Remarks and Q&A – Harris Simmons, Chief Executive Officer and Scott McLean, Chief Operating Officer 92

Credit Quality – Total Portfolio Overall credit quality is strong and diversified • Growth in lower risk areas (total growth of $2.0 billion YoY): • Municipals: $732 million YoY balance growth Portfolio Composition (Balance in $B) • Mortgage: $394 million YoY balance growth $50 • Lower losses than peers (TTM-Q3 peer 18bps) $ 2.4 $45 $ 1.7 $ 1.4 $ 1.3 $ 1.5 $ 2.2 $ 1.7 $ 2.2 • Total FY19 net charge-offs of $37.6 million (8 bps) $ 0.8 $ 2.5 $40 $ 0.7 $ 1.9 $ 2.1 $ 2.3 $ 2.3 $ 2.0 $ 2.0 $ 4.2 • Nonaccrual down $4.4 million YoY $ 1.9 $ 2.2 $ 4.2 $35 $ 4.0 $ 2.6 $ 3.8 $ 6.8 $ 3.4 $ 6.6 $30 $ 6.2 $ 5.7 Total Loan Trends $ 5.7 $25 $ 7.5 $80 $ 6.6 $ 7.2 0.7% $ 5.8 $ 5.2 $70 $20 0.6% Balance ($ Billions) $60 $ 8.4 $ 8.4 $ 8.9 0.5% $15 $ 8.6 $50 $ 7.6 0.4% $40 $10 Billions 0.3% $30 $ 12.4 $ 12.7 $ 12.8 $5 $ 11.0 $ 11.7 $20 0.2% $10 0.1% $0 $0 0.0% Dec 2015 Dec 2016 Dec 2017 Dec 2018 Dec 2019 2019Q1 2019Q2 2019Q3 2019Q4 C&I (Non O&G) CRE Term Mortgage Loan Balance (left) Commitment (left) C&I - Owner Occupied Consumer - Other Oil & Gas Zions NCO Rate (right) Peer Median NCO Rate (right) CRE Construction NRE Municipal Lending Source: SNL Financial (as of 9/30/19) and internal data (as of 12/31/19). All balances shown are book balance not inclusive of discounts/premiums or deferred fees. 93

Commercial Portfolio Summary ($25.4 billion) Commercial and Industrial portfolio is diversified and performing well Commercial and Industrial Portfolio Trends ▪ Total C&I $30.0 10 ▪ Balances up $1.3 billon YoY ▪ Delinquencies 0.56%, classifieds 2.63%, nonaccrual 0.68% $25.0 9 8 ▪ Oil & Gas $20.0 ▪ YoY, balances up $217 million 7 $15.0 ▪ Delinquencies 0.32%, classifieds 2.20%, nonaccrual 0.73% 6 (WARG) $10.0 ▪ C&I ex-Oil&Gas 5 ▪ Balances up $1.1 billion YoY Balance ($ Billions) $5.0 ▪ Delinquencies 0.58%, classifieds 2.68%, nonaccrual 0.67% 4 $0.0 3 Weighted Average Risk Grade ▪ Risk grade of the C&I portfolio stable YoY 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4 Balance WARG Distribution of Outstanding Balance by Industry Problem Loan Trends Oil & Gas Utilities 10% 6% 6% Wholesale Trade 8% 6% 6% Health Care and Social Assistance 4% 4.3% 8% Other Industries 2.6% Percent of Balance 2% 0.7% Manufacturing 47% 0.3% 8% 0% Real Estate Retail 9% Trade 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4 10% Criticized Classified Nonaccrual TTM GCO Industry is Determined using NAICS code, no other industry grouping accounts for more than 5% of the total balance 94

Commercial Real Estate Portfolio Summary ($11.6 billion) Mix heavily skewed to Term CRE; Strong credit quality as seen in very low nonaccrual and NCOs ▪ CRE Balances up 3.8% YoY Commercial Real Estate Portfolio Trends ▪ Well diversified by collateral location across the southwest and $12.0 10 western US; limited construction exposure approx. 20% of $10.0 9 8 outstanding CRE balances $8.0 7 ▪ Criticized rate by type (Total CRE: 1.1%) $6.0 6 $4.0 ▪ Commercial Construction – 0.6% 5 (WARG) ▪ Home Builder Construction – 1.3% Billions) ($ Balance $2.0 4 ▪ CRE Term – 1.2% $0.0 3 Weighted Risk Average Grade 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4 Construction Term WARG Distribution of Outstanding Balance by Collateral Type Problem Loan Trends Hotel 3.5% 6% Single Fam 3.0% Other 4% 10% Unsecured 2.5% Industrial 3% 2.0% 13% Medical 1.5% 3% Retail A & D 1.0% 1.1% 15% 2% Percent of Balance 0.5% 0.6% Recreation 0.1% Multi Family Condo 2% 0.0% 0.0% 23% 0% Office Lot Loan 19% 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4 Investor 2015Q1 Criticized Classified Nonaccrual TTM GCO 0% 95

CRE Term Portfolio ($9.3 billion) Balanced portfolio mix, conservative structures, low criticized rates CRE Term – Current LTV ▪ Balanced CRE mix among Multi Family, Office, 40% 35% Retail and Industrial/Warehouse 30% ▪ Term portfolio consists of conservative 25% 20% advance rates, strong sponsors, recourse 15% 10% carveout structures Percent of Balance ▪ Term CRE criticized rate of 1.2% 5% 0% 0 - 49 50 - 59 60 - 69 70 - 79 80 - 89 90 or Greater Distribution of Outstanding Balance by Collateral Type Updated DSCR Unsecured Medical Condo A & D Lot Loan 45% 1% 3% 0% 1% RecreationInvestor Single 0%2% 40% Fam Hotel 35% 0% 7% 30% Multi Family 21% 25% Other 11% 20% 15% Industrial Percent of Balance 10% Office 14% 22% 5% 0% Retail Less than 1.00 - 1.10 1.10 - 1.25 1.25 - 1.50 1.50 - 2.00 2.00 or 18% 1.00 Greater LTV represents most current appraisal and current loan balance 96

CRE Construction Portfolio ($2.2 billion) Balanced, performing portfolio CRE Commercial Construction -- LTC ▪ Diversified construction portfolio; approx. 1/3 $500 $450 Homebuilder Residential, 2/3 Commercial $400 $350 ▪ Residential plus all Land is less than 10% of $300 Total CRE $250 $200 ▪ Credit quality remains strong with a criticized $150 Balance Millions) ($ $100 rate of 0.8% $50 $0 Less than 49 50-59 60-69 70-79 80-89 90 or Greater Distribution of Outstanding Balance by Collateral Type CRE Residential Construction - LTC $500 Recreation Condo Lot Loan Investor 0% 1% 1% $450 Medical $400 2% A & D Unsecured 6% $350 11% $300 Multi Family $250 30% $200 $150 Single Family Balance ($ Millions) $100 22% $50 Office $0 Other 7% Retail Less than 49 50-59 60-69 70-79 80-89 90 or Greater 7% Hotel Industrial 4% 2% 7% 97

Consumer Portfolio Summary ($11.8 billion)

Strategic objective of the company is to continue focusing on consumer lending growth, particularly in RE Secured products

- 2019 balance growth is primarily in mortgage ($394 million) and Jr. Lien HELOCs ($40 million) – Total consumer balance $11.7 billion
- 54% of overall commitments for the HELOC product are in the 1st lien position
- Origination quality of consumer loans is high due to our underwriting criteria and limited number of approvals with policy exceptions (<8% of approved mortgage loans booked in 2019 had 1+ policy exception)
- Consumer GCO is low vs. peer portfolios due to our propensity to lend secured (note: only 5% of total consumer portfolio is unsecured)
- FY19 Net Loss Rate of 7 bps

Distribution of Outstanding Balance by Loan Type



Other Unsecured 3%
Other RE Secured 5%
Other Secured 1%
Credit Card 2%
HELOC 25%
Mortgage 64%

Consumer Portfolio Trends



Balance ($ Billions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
FICO Score
820
800
780
760
740
720
700
680
2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4
Balance
25th pctl FICO
75th pctl FICO

Problem Loan Trends



Percent of Balance
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.4%
0.2%
0.1%
2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4
30 + Days Past Due
90 + Days Past Due
TTM GCO

98

ZIONS BANCORPORATION

Portfolio Overview – Consumer Credit Quality

Origination quality is high with tight underwriting criteria and limited field overrides

- Current FICO scores show strong, credit-worthy customers:
  - 762 average for all Mortgage Products
  - 748 average for general Consumer
  - 743 average for Consumer Bankcards
  - Only 2.3% (by balance) of all Mortgage loans are below the OCC's subprime FICO score definition of 660
- LTVs show well secured portfolio:
  - Mortgage average LTV 56%
  - 1st Lien HELOCs average LTV 51%
  - Jr. Lien HELOCs combined-LTV at 58%
- Debt-to-income (DTI) ratios show strong borrowers
  - 32% average for all Mortgages
  - 38% for general Consumer
  - 30% for Consumer Bankcards

Updated cLTV Distribution (RE Secured Loans)


40%
30%
20%
10%
0%
a. Less than 50
b. 50-59
c. 60-69
d. 70-79
e. 80-89
f. 90-99
g. 100 or Greater

Quarterly Refresh FICO Distribution – All Consumer


Percent of Balance
50%
40%
30%
20%
10%
0%
Less Than 660
660-699
700-749
750-799
800 or Greater

Origination Backend DTI Distribution


Percent of Balance
30%
20%
10%
0%
Less than 25%
25-35%
35-45%
45-55%
Greater than 55%
Mortgage over $500 M
HELOC under $500 M
Mortgage under $500 M
HELOC over $500 M
Other RE Secured
Other Unsecured
Credit Card
Other Secured

FICO scores are updated quarterly, the average is balance weighted. Average LTV and average DTI are weighted by balances. Combined-LTV accounts for the balance of the prior lien. Updated LTVs are based on most recent appraisal, home-price index, and current loan balance.

99

ZIONS BANCORPORATION

Commercial Portfolios of Interest – Agriculture Production, Restaurants, Subcontractors

The three areas of the commercial portfolio that are experiencing elevated concerns equal a small portion (<4%) of total loans

- ## Agriculture Production
  - Balances of $0.5 billion, down 5% YoY. Criticized 15.9%; Classified 14.9%; Nonaccrual 2.6%; TTM GCOs 0.14%; TTM Net Recovery 0.09%
  - 5th year of depressed commodity prices, with recent strengthening in potatoes and beets.
  - Tariffs and trade wars adversely impact primarily hay, beef, and grains.
  - Almost 30% of ag-production is in potatoes
- ## Restaurants
  - Balances of $0.6 billion, down 8% YoY. ~45% quick-service, ~15% fast-casual, ~40% full-service
  - Criticized 5.6%; Classified 5.0%; Nonaccrual 1.0%; TTM GCOs 1.35%; TTM NCOs 0.99%
  - Recent problems due to lower foot traffic at malls, overexpansion, and high labor costs

Percent of Total C&I Balances in these portfolios



Agricultural Production 2%
Restaurants 2%
Subcontractors 3%
All Other Commercial 93%

- ## Subcontractors
  - Balances of $0.7 billion, up 5% YoY. Criticized 8.4%; Classified 6.4%; Nonaccrual 0.9%; TTM GCOs 0.61%; TTM NCOs 0.36%
  - Recent downgrades stem from competition for labor, material costs, and idiosyncratic (weather) delays

Industry is Determined using NAICS code.

100

ZIONS BANCORPORATION

Portfolios of Interest – Oil & Gas

Significant realignment since downturn

- Portfolio balances decreased slightly (1.5%) during 4Q, but grew 9.5% YoY
- Services, which accounted for bulk of charge offs in the last cycle, account for 18% of the portfolio versus 39% going into the cycle
- Criticized loans experienced a slight uptick during 4Q, but remained lower than prior year; classified and nonaccrual stable
- NCOs in 2019 were $4.8 million (21 bps), versus net recoveries of $24.6 million in 2018
- Allowance for credit losses of 3.1% of balances
  - Nonaccrual coverage of 4.3x
  - NCO-2019 coverage of 15.4x

Distribution of Outstanding Balance by Energy Type



39%
34%
21%
6%
18%
42%
34%
6%
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2
2019Q3
2019Q4
Downstream
Midstream
Upstream
Services

Portfolio Trends



$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Balance ($ Billions)
10
9
8
7
6
5
4
3
Weighted Average Risk Grade (WARG)
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2
2019Q3
2019Q4
Balance
WARG

Problem Loan Trends



50%
40%
30%
20%
10%
0%
-10%
Percent of Balance
9.6%
2.2%
0.7%
0.4%
0.2%
-1.1%
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2
2019Q3
2019Q4
Criticized
Classified
Nonaccrual
TTM GCO
TTM NCO

Oil & Gas portfolio tracked with internal coding

101

ZIONS BANCORPORATION

Portfolios of Interest – Leveraged Lending

Risk primarily related to Oil & Gas

- Relationship and middle-market sponsor driven, not the larger syndicated leveraged loan market
- Not a focused growth area; balances generally stable-to-declining
- Diversified across industries
  - Energy O&G (24%) concentration driven by Midstream (characterized by stable, contracted cash flow) and Upstream (reserve-based revolvers with asset coverage)
  - Retail (15%) concentration driven by gas stations and quick-service restaurants which tend to have more stable demand drivers and can manage higher leverage levels
- Concentration levels set to control perceived areas of risk in the portfolio

Distribution of Outstanding Balance by Industry


Health Care & Pharmaceuticals 6%
Commercial Services 6%
Equipment, Machinery, Parts Mfg. exc. Auto 7%
Oil & Gas 24%
Entertainment & Recreation 8%
Technology, Telecom and Media 13%
Retail 15%
Other 21%

Portfolio Trends


$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
Balance ($ Billions)
10
9
8
7
6
5
4
3
Weighted Average Risk Grade (WARG)
2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4
Balance
WARG

Problem Loan Trends


30%
25%
20%
15%
10%
5%
0%
Percent of Balance
10.3%
7.7%
2.7%
1.1%
2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4
Criticized
Classified
Nonaccrual
TTM GCO

Leverage Lending here is defined by FDIC in 12 CRF Part 327 – Assessments

102

ZIONS BANCORPORATION

Portfolios of Interest – Municipal Lending Low risk growth driver Portfolio Trends ▪ Strong growth in municipals loans particularly in the $3.0 10 last three years. $2.5 9 8 ▪ Growth is focused in core municipal lending exhibiting $2.0 7 $1.5 resilient payment sources such as taxes and fees for 6 utilities. $1.0 5 (WARG) ▪ Growth in high quality assets resulting in an overall Balance ($ Billions) $0.5 4 improvement in the weighted average risk grade from $0.0 3 4 to 3.4 YoY. Weighted Average Risk Grade 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4 ▪ Granular - average loan size of $2.7MM 2015Q1 Government and Education Other WARG Municipal Lending by Industry Group 2015 Q1 Municipal Lending by Industry Group 2019 Q4 Consumer Consumer Other Services 4% Services Health Care & Real Estate & 5% 1% Pharmaceutical Construction Other s 12% 10% 6% Real Estate & Construction 12% Government & Government & Health Care & Education Education Pharmaceuticals 60% 73% 17% NAICS code used to define industry group 103

Portfolio Overview – Mortgage The portfolio is stable and continues growing at a solid pace with excellent performance metrics ▪ A majority of the Mortgage loans on the books are in 1st lien Mortgage Portfolio Trends position, with Jr Lien Mortgages only comprising of $19.4 million in $8.0 820 $7.0 outstandings 800 $6.0 ▪ The average current loan amount for Mortgage loans on the books 780 $5.0 760 is $384,000, median of $229,000 $4.0 740 ▪ The overall severely delinquent (90+ DPD) rate for Mortgage loans $3.0 FICO FICO Score is low compared to peers at 0.31% $2.0 720 Balance ($ Billions) ▪ The TTM GCO for Mortgage loans is extremely low, and was near $1.0 700 0% throughout 2019 $0.0 680 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4 1st Lien 2nd Lien 25th pctl FICO 75th pctl FICO Distribution of Outstanding Balance by Current Loan Size Problem Loan Trends 0.8% $5,000,000 + 1% 0.6% 0.5% Under 0.4% $1,000,000 - $500,000 0.3% 30% $4,999,999 0.2% 32% Percent of Balance 0.0% 0.0% $500,000 - 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 2019Q4 $999,999 2015Q1 37% 30 + Days Past Due 90 + Days Past Due TTM GCO 104

Current LTV and FICO Distribution on Mortgage Loans No material layering of risk (e.g. having both high LTV and low FICO) FICO/LTV Buckets Less than 50 50-59 60-69 70-79 80-89 90-99 100 or Greater 800 or Greater 7% 3% 4% 5% 1% 0% 0% 750-799 12% 8% 10% 14% 2% 0% 0% 700-749 5% 4% 6% 8% 1% 0% 0% 650-699 2% 1% 2% 2% 0% 0% 0% 600-649 0% 1% 1% 1% 0% 0% 0% Less than 600 0% 0% 0% 0% 0% 0% 0% Percentages based on balances. 105

2020 Investor Conference Agenda Building a Premier Business Bank with Highly Skilled Bankers, Great Technology and a Solid Risk Management Foundation ▪ Welcome – Harris Simmons, Chief Executive Officer ▪ Chief Banking Officer Initiatives – Keith Maio, Chief Banking Officer ▪ Technology and Innovation – Jennifer Smith, Chief Information Officer ▪ Risk Management – Ed Schreiber, Chief Risk Officer ▪ Credit Quality Update – Michael Morris, Chief Credit Officer ▪ Financial Review – Paul Burdiss, Chief Financial Officer ▪ Closing Remarks and Q&A – Harris Simmons, Chief Executive Officer and Scott McLean, Chief Operating Officer 106

2019 vs 2017 Key Performance Indicators Since our last Investor Day (March 2018), Zions has experienced strong improvement in many performance metrics ✓ Strong growth in EPS: ✓ Loans & Deposits: ▪ Diluted earnings per share increased 60% to $4.16 from ▪ Total loans increased $3.9 billion from YE17, an increase of $2.60; 8.8% ▪ Excluding certain adjustments used to calculate the efficiency ▪ Total deposits increased $4.5 billion from YE17, an increase of ratio, EPS increased 66% to $4.34 from $2.61 in FY17 8.5% ✓ Strong growth in adjusted pre-provision net ✓ Healthy credit quality: revenue (1): 17% growth over FY17 ▪ Classified loans improved substantially to equal 1.65% of ▪ 9% increase in adjusted revenue over FY17(1) loans and leases, down from 2.53% at YE17 ▪ 4% increase in adjusted noninterest expense over FY17 (1) ▪ Nonperforming assets also improved substantially to equal 0.51% of loans, leases and OREO, down from 0.93% at YE17 ✓ Tracking on the efficiency initiative: ▪ Net charge-offs improved to 6 bps, down from 17 bps in FY17 ▪ Efficiency ratio equaled 59.5% in FY19, an improvement from 62.3% in FY17 ✓ Surplus capital returned to shareholders ▪ Noninterest expense (NIE) increased 5.2% from FY17 (2.7% ▪ CET1 ratio declined to a still-strong 10.2%, down from 12.1% CAGR); adjusted NIE increased 3.9% (1.8% CAGR) in FY17 (1) Adjusted for items such as severance, provision for unfunded lending commitments, securities gains and 107 losses and debt extinguishment costs. See Appendix for GAAP to non-GAAP reconciliation tables.

Strong Earnings Growth and Expense Control Positive operating leverage achieved through revenue growth and expense control 160 Noninterest Expense 160 Net Revenue ZION Indexed: 4Q14 = 100 150 Indexed: 4Q14 = 100 150 Peer Top Quartile 140 140 Peer Bottom Quartile 130 130 120 120 110 110 100 100 90 90 Adjusted Pre-Provision Net Revenue EPS Growth 350 350 Indexed: 4Q14 = 100 325 Indexed: 4Q14 = 100 325 300 300 275 275 250 250 225 225 200 200 175 175 150 150 125 125 100 100 75 75 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Source: SNL Financial/S&P Global. Data adjusted to account for major acquisitions. Zions results adjusted in 1Q19, 2Q19, 3Q18, 2Q18, 1Q18 and 2Q17 to exclude interest 108 income from loan recoveries which were greater than $1 million, a $4 million adjustment in 3Q18 for FDIC true-up and a charitable foundation contribution of $12 million in 4Q17. Results also adjusted for items such as severance, provision for unfunded lending commitments, securities gains and losses and debt extinguishment costs.

comparison not data or meaningful available, areis when those not peers peers,certain For Global Financial/S&P as of 4Q19. SNL Source: Securities Securities Profile Significant change in composition in and size of the securities portfolio during last 15 years portfolioduringlast15 of thesecuritiessize and incomposition inSignificantchange 10% 15% 20% 25% 0% 5% ▪ AssetOtherBackedand Securities Loan-BackedSBASecurities Agency SecuritiesMBS investment grade collateralized debt obligation notes were originally rated strong Zions’ policy prohibited non 4Q05 4Q14 Total Securities 4Q15 (end of (endbalances)period - investment grade the securities; 4Q16 Interest Earning Asset Ratio MunicipalSecurities Agency Securities 4Q17 4Q18 4Q19 $0 $4 $8 $12 $16 ▪ EWBC Zions’ Zions’ onthe CDOs losses wereapproximately $1billion in cluded in the peer cluded in the ZION 2.33% CFG CMA KEY Securities Portfolio Yield MTB FNB Peer Median:2.68% RF BOKF HBAN FHN ASB PBCT WTFC WAL SNV FITB FRC 0.0 1.0 2.0 3.0 4.0 (%) 109

Securities Spreads: Then vs. Now

Zions' securities portfolio has migrated to a high credit quality, minimal duration extension risk, highly liquid portfolio

2005 Securities Portfolio Spread



Portfolio yield spread vs. blend of benchmark indices
1.05%
0.70
0.35
0.00
(0.35)
(0.70)
Lowest quartile
Highest quartile
PBCT
CMA
EWBC
WAL
SNV
WTFC
ASB
HBAN
BOKF
MTB
FITB
RF
FNB
KEY
CFG
FHN
ZION

2019 Securities Portfolio Spread



Portfolio yield spread vs. blend of benchmark indices
2.00%
1.60
1.20
0.80
0.40
0.00
CMA
EWBC
ZION
MTB
CFG
KEY
FNB
RF
ASB
HBAN
PBCT
FHN
BOKF
WTFC
SNV
FITB
WAL
FRC

Prior to the Great Recession (left chart), Zions' securities portfolio was relatively small in size and had minimal interest rate risk but had significant credit risk

- Zions' policy prohibited non-investment grade securities; the collateralized debt obligation notes were originally rated strong investment grade
- Zions' losses on the CDOs were approximately $1 billion

- Hard lesson learned. Updated securities philosophy and policy:
  - Securities serve as on-balance sheet high quality liquidity
  - Any credit risk is tightly limited and controlled
  - Yield on securities below peers may a more conservative risk profile (interest rate, credit, liquidity, or all of the above)
- Duration: 2.6 years (status quo); 2.6 years (+200 parallel rate shock)

Source: SNL Financial/S&P Global. For certain peers, when data is not meaningful or available, those peers are not included in the peer comparison YTD 2019 through 3Q19. Weighting of benchmark indices: 1M Libor: 10%; 2-Yr UST: 50%; 10-Yr UST: 40%

110

ZIONS BANCORPORATION

Securities Yield versus Duration Zions’ securities portfolio has a short duration, minimal duration extension risk, and no material credit risk Yield vs. Duration 3.5 3Q19 Data FRC FITB 3.0 TFC (fka STI) – EWBC TFC (fka BBT) 2.5 CFG ZION HWC 2.0 1.5 1.0 Yield on Securitieson Yield Taxable Equivalent (%) Equivalent Taxable 0.5 0.0 0.0 1.0 2.0 3.0 4.0 5.0 Duration Source: Company documents; full peer group statistics are unavailable due to lack of disclosure of duration 111

Loan Portfolio Yield: Then vs. Now Significant change in composition in and size of the loan portfolio during last 15 years 4Q05 Loan Portfolio Yield % Total Loans Peer Median: 6.66% 8.0 (end of period balances) billions 7.0 $60 6.0 5.0 $50 4.0 3.0 2.0 24% 24% 24% $40 1.0 23% 0.0 23% 23% RF KEY CFG 24% ASB FNB SNV FHN FITB MTB WAL CMA ZION 24% BOKF WTFC HBAN 27% 25% $30 EWBC 25% 2-year US Treasury Yield 22% 26% % 52% 4Q19 Loan Portfolio Yield 8.0 52% $20 36% 51% Peer Median: 4.56% 7.0 52% 50% 51% 6.0 $10 5.0 42% 4.0 $0 3.0 4Q05 4Q14 4Q15 4Q16 4Q17 4Q18 4Q19 2.0 1.0 Commercial CRE Consumer 0.0 RF FRC KEY CFG ASB FNB SNV FHN FITB MTB WAL CMA ZION PBCT BOKF WTFC HBAN EWBC Source: SNL Financial/S&P Global. For certain peers, when data is not meaningful or available, those peers are not included in the peer 112 comparison

Loan Portfolio Spreads: Then vs. Now

Zions' loan portfolio has migrated to a higher credit quality portfolio, as seen in credit performance and loan portfolio spreads



2005 Loan Portfolio Spread
Portfolio yield spread vs. blend of benchmark indices
4.0 %
3.5
3.0
2.5
2.0
1.5
1.0
Lower Risk Quartile
Higher Risk Quartile
CFG
CMA
HBAN
FITB
KEY
MTB
RF
ASB
FHN
EWBC
WTFC
FNB
BOKF
ZION
SNV
WAL



2019 Loan Portfolio Spread
Portfolio yield spread vs. blend of benchmark indices
4.0 %
3.5
3.0
2.5
2.0
1.5
1.0
FRC
ASB
PBCT
KEY
CFG
RF
ZION
FNB
FITB
HBAN
FHN
CMA
WTFC
MTB
SNV
BOKF
EWBC
WAL

Prior to the Great Recession (left chart), Zions' loan portfolio had a wider spread to a basket of benchmark indices

- Wider spreads were partially attributable to an elevated risk profile (liquidity and credit risk, primarily)
- Small business loans – particularly owner-occupied loans – have demonstrated a low loss rate yet have a wider spread

- Zions net loan losses were in line with the peer median during the most recent cycle, in part because of a strong emphasis on collateral and guarantees
- However, Zions' volatility of nonperforming loan and net charge-off ratio was elevated vs. peers (not shown)

Today (right chart), having reduced its risk profile materially, Zions has a lower risk profile

Source: SNL Financial/S&P Global. For certain peers, when data is not meaningful or available, those peers are not included in the peer comparison YTD 2019 through 3Q19. Weighting of benchmark indices: 1M Libor: 35%; 2-Yr UST: 40%; 10-Yr UST: 25%

113

ZIONS BANCORPORATION

Risk-Adjusted Loan Yield and Risk-Adjusted Loan Spread

Zions' risk-adjusted yields are superior to peers


Risk-Adjusted Loan Yield (%)
4.28
4.11
3.81
4.10
4.68
4.69
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
ZION
Peer Median


Risk-Adjusted Loan Spread (%)
4.17
4.01
3.72
3.99
4.43
4.23
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y

Definitions: Risk-Adjusted Loan Yield: taxable-equivalent interest income from loans less net charge-offs, as a percent of average loans; Risk-Adjusted Loan Spread: taxable-equivalent interest income from loans less the cost of deposits multiplied by average loans (if the loan/deposit ratio is less than 100%) less net charge-offs, as a percent of average loans; Risk-Adjusted NIM: taxable-equivalent net interest income less net charge-offs, as a percent of average earning assets.

114
ZIONS BANCORPORATION

Risk-Adjusted Loan Yield and Spread Risk-adjusted loan yield and spread are superior to peers over the last six years 6.0 (%) 6.0 (%) Risk-Adjusted Loan Yield Risk-Adjusted Loan Spread Average from 2014-2019 5.5 Average from 2014-2019 Peer Median: 4.02% Peer Median: 3.58% 5.5 5.0 5.0 4.5 4.5 4.28 4.09 4.0 4.0 3.5 3.5 3.0 3.0 2.5 2.5 RF RF FRC KEY CFG ASB FNB SNV FHN FITB FRC KEY MTB WAL CFG ASB FNB CMA SNV FHN ZION FITB PBCT BOKF MTB WAL CMA WTFC ZION PBCT HBAN EWBC BOKF WTFC HBAN EWBC Definitions: Risk-Adjusted Loan Yield: taxable-equivalent interest income from loans less net charge-offs, as a percent of average loans; Risk-Adjusted Loan Spread: 115 taxable-equivalent interest income from loans less the cost of deposits multiplied by average loans (if the loan/deposit ratio is less than 100%) less net charge-offs, as a percent of average loans.

Risk-Adjusted Loan Spread versus Duration Duration does not appear to be driving loan yield differences Risk-Adjusted Loan Spread vs. Duration 3Q19 Data 5.0 MTB 4.5 CMA BOKF ZION – FHN 4.0 EWBC FITB SNV HBAN FNB 3.5 WTFC PBCT RF KEY 3.0 CFG ASB FRC 2.5 2.0 1.5 1.0 Adjusted Loans Spread Spread Loans Adjusted 0.5 - Taxable Equivalent (%) Equivalent Taxable 0.0 Risk 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 Duration Source: Company documents, Call Report Data Schedule RC-C Line 2 and Zions’ estimates of duration; full peer group statistics are unavailable due 116 to lack of disclosure of duration

Deposit Profile Quality of Zions’ deposit portfolio has improved and has one of the lowest cost of deposits among its peers Deposit Composition Noninterest Bearing Deposits/Total Deposits (%) (% of Total Deposits) 50% 41% 40% 5.0% 4.2% 5.2% 5.9% 8.0% 8.3% 30% 13.6% 0.7% 0.6% 0.0% 0.0% 0.0% 0.0% 20% 6.7% 10% 51.0% 49.5% 48.7% 51.4% 48.3% 50.4% 0% 49.2% RF FRC KEY CFG ASB FNB SNV FHN FITB MTB WAL CMA ZION PBCT BOKF WTFC HBAN EWBC 42.9% 44.2% 45.3% 45.4% 43.7% 41.3% Cost of Deposits 30.5% 2.00 Fed Funds (High) Target 1.50 2005Q4 2014Q4 2015Q4 2016Q4 2017Q4 2018Q4 2019Q4 1.00 Time 0.50 0.44 Foreign 0.00 Interest-bearing: Savings and money market RF KEY FRC ASB CFG FNB SNV FHN FITB MTB WAL CMA ZION PBCT BOKF WTFC HBAN Noninterest-bearing demand EWBC 117

Deposit Growth Versus Cost (3Q15-4Q19) Zions has achieved healthy deposit growth while keeping deposit costs in check ▪ After a prolonged period of low rates, 90 benchmark rates began to rise in 4Q15 FHN EWBC 80 Growth achieved with ▪ Zions’ deposit growth rate: In line with the a higher interest cost CFG median 70 SNV KEY FNB ▪ Zions’ deposit cost increase: Best decile 4Q19 - PBCT 60 FITB HBAN 50 MTB BOKF RF CMA 40 Growth achieved with ZION a lower interest cost (in basis points) 3Q15 points) basis (in 30 Total Cost of Deposit Increase Deposit of Cost Total Denotes peer median 20 -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Average Total Deposit Growth 3Q15-4Q19 Source: SNL Financial/S&P Global, data as of 4Q19; data adjusted for merger activity to more accurately reflect “organic” growth rates (i.e. growth unaided by 118 merger activity). WTFC removed from peer set due to various target banks acquired where financial information could not be used to adjust growth rates. R(2) =0.5 (excludes outlier FRC)

Cost of Deposits – 20 Year History

The high quality of Zions' deposit portfolio relative to peers can be observed over time – and has improved



ZION
Peer Best Quartile
Peer Worst Quartile
Fed Funds (High) Target
7.0%
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Zions performance is roughly "in line" with best quartile
Zions relative performance is now significantly better than most peers
4Q00
2Q01
4Q01
2Q02
4Q02
2Q03
4Q03
2Q04
4Q04
2Q05
4Q05
2Q06
4Q06
2Q07
4Q07
2Q08
4Q08
2Q09
4Q09
2Q10
4Q10
2Q11
4Q11
2Q12
4Q12
2Q13
4Q13
2Q14
4Q14
2Q15
4Q15
2Q16
4Q16
2Q17
4Q17
2Q18
4Q18
2Q19
4Q19

Source: Peer data: SNL Financial/S&P Global, Fed funds target data: St Louis FRED, Zions' calculations

119

ZIONS BANCORPORATION

Cost of Deposits, Risk-Adjusted Loan Yield and NIM Zions’ cost of deposits, risk-adjusted yields and margins are superior to peers Risk-Adjusted Loan Yield (%) 4.68 4.69 Risk-Adjusted NIM 4.28 4.11 4.10 3.81 3.60% 3.49% 3.31% 3.15% 3.10% 3.12% Cost of Deposits (%) 0.46 0.25 0.11 0.10 0.10 0.11 2016Y 2014Y 2015Y 2017Y 2018Y 2019Y ZION Peer Median 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y Definitions: Risk-Adjusted Loan Yield: taxable-equivalent interest income from loans less net charge-offs, as a percent of average loans; Risk-Adjusted Loan Spread: 120 taxable-equivalent interest income from loans less the cost of deposits multiplied by average loans (if the loan/deposit ratio is less than 100%) less net charge-offs, as a percent of average loans; Risk-Adjusted NIM: taxable-equivalent net interest income less net charge-offs, as a percent of average earning assets.

Net Interest Margin Volatility Actively reducing net interest margin volatility – most recent eight year ranking is considerably better than prior eight 25% Net Interest Margin Net Interest Margin Volatility 5.0(%) 20% Last 15 Years 2004-2011 15% 4.5 9% 10% 5% 4.0 0% RF FRC KEY CFG ASB FNB SNV FHN FITB MTB WAL CMA ZION PBCT BOKF WTFC HBAN EWBC 3.5 25% Net Interest Margin Volatility 20% 2012-2019 3.0 15% 10% 2.5 4% 5% 2011Y 2004Y 2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 0% ZION Peer Median RF FRC KEY CFG ASB FNB SNV FHN FITB MTB WAL CMA ZION PBCT BOKF WTFC HBAN EWBC Definition: Net interest margin volatility is the 8-year standard deviation of the company’s NIM, expressed as a percentage of the 121 company’s average 8-year NIM. Datasource: S&P Global Market Intelligence, calculations: Zions

Superior Liquidity Profile

Zions' liquidity profile is very strong – excellent capacity to lend, low cost and stable deposits, low reliance upon brokered deposits



Loans/Deposits
85%
BOKF
KEY
RF
ZION
FITB
CMA
WTFC
HBAN
WAL
EWBC
FNB
CFG
ASB
FHN
MTB
SNV
PBCT
FRC

Relationship based deposit pricing

$7.2 billion of deposits with relationship-based pricing have a cost of 1.30% (mid-January 2020), down from 1.75% at for the month of June 2019



Brokered Deposits to Total Deposits
10.0%
7.5%
5.0%
2.5%
0.0%
4.5%
RF
KEY
CMA
MTB
FRC
HBAN
FNB
WAL
FITB
ZION
CFG
BOKF
ASB
FHN
WTFC
EWBC
SNV
PBCT

Source: SNL Financial/S&P Global, St Louis FRED, Zions' calculations

122

ZIONS BANCORPORATION

High Quality Deposit Profile High concentration of granular retail and small business deposits Deposit Composition(1) Noninterest-Bearing Deposits / 40% Percent Total Deposits 3.5 50% 35% 3.0 40% 30% 2.5 25% 30% 2.0 20% 1.5 20% 15% 1.0 10% 10% 0.5 5% 0.0 0% 0% 2017 2008 2009 2010 2011 2012 2013 2014 2015 2016 2018 2019 Consumer Small Commercial Commerical Brokered 2007 Business Real Estate Deposits ZION Peer Top Quartile Peer Bottom Quartile Fed Funds Effective Rate (LHS) Source: SNL Financial/S&P Global, data as of 4Q19. 123 1) Defined by businesses gross annual revenues (GAR): Small Business: <$9.9 million; Commercial: ≥$10 million as of 4Q19

Net Interest Income Changes in interest rates and balance sheet composition impact net interest income performance Net Interest Income Net Interest Margin Net Interest Margin 4Q19 4Q17 ($mm) $576 $576 0.07% -0.17% NIM $569 NIM 0.19% $567 -0.06% 3.42% $559 3.39% 0.07% -0.07% Balance Loan Sheet Mix Cost Cost Money Yields of Deposits of Impact Market & Borrowings of Securities Free Funds Yields 3.67% 3.68% 3.54% 3.48% 3.46% 4Q18 1Q19 2Q19 3Q19 4Q19 124

Interest Rate Sensitivity Zions is actively managing balance sheet sensitivity Earnings at Risk Sensitivity (1) −200 bps −100 bps +100 bps +200 bps 1▪ Interest rate sensitivity has been reduced by adding interest rate hedges 6% ▪ $3.6 billion of loan interest rate swaps as of Q4 2019 3% ▪ Additional floors and swaps may be added to hedge interest rate risk in preparation for further declines in benchmark interest rates -4% -9% Loan Reset Profile Total Deposit Betas 51% 1 43% −200 bps 17% −100 bps 25% 26% 26% 19% +100 bps 32% 11% 12% 13% Assumed +200 bps 31% Percent of Loans of Percent Q4 2019 15% Current Fed Cycle (-50 bps) 12% <= 3M 4-12M Libor 1-5 years 5+ years Prior Fed Cycle (+225 bps) 18% Loans After Hedging Historical Source: Company filings and S&P Global Market Intelligence; 2015-2018 interest rate cycle defined to cover periods 3Q15-2Q19, to reflect lag effect of deposit pricing relative to Fed Funds rates (1) 12-month simulated 125 impact of an instantaneous and parallel change in interest rates. For more information see the company’s latest Form 10-K. An additional rate reduction took place in October 2019 (cumulative 75 bps, cycle-to-date) but is not reflected in the beta due to the intra-quarter nature of the rate cut.

Current Expected Credit Losses (CECL) Estimates Allowance for credit losses reduced 5% upon adoption of CECL – volatility expected to increase There are a few key drivers that affect the allowance with the adoption of CECL: ▪ Relatively benign consensus “reasonable and supportable” (R&S) economic forecasts and projections of loan balance run-off (amortization & prepayment) push the allowance down ▪ For longer term loans, the expected loan life push the allowance up Weighted % of Current Average CECL Loan Segment / Outstanding Current ACL Remaining ACL to Change Security Type Balances to Loans Life (years)1 Loans (bps) Key Driver Commercial 52% 1.50% 2.8 1.17% ↓ 33 Relatively benign R&S forecast Commercial Real Estate 24% 1.04% 2.0 0.69% ↓ 35 Relatively benign R&S forecast Consumer 24% 0.44% 4.6 1.30% ↑ 86 Expected life Total Loan Portfolio 100% 1.14% 3.1 1.08% ↓ 6 HTM Securities 0.03% 1 Includes projections of contractual payments along with modeled prepayments and defaults for the portfolio as of November 30, 2019 Volatility in the allowance for credit losses, and therefore earnings, will likely increase due to fluctuations in R&S economic forecasts throughout economic cycles 126

Loss-Absorbing Capital: Operating From a Position of Strength

Capital ratios are strong relative to peers; actively managing capital ratios lower to slightly above peer median


Common Equity Tier 1 Capital Ratio
Peer Median as of 4Q19: 9.9%
12.9%
11.4%
10.6%
10.2%
10.2%
10.2%
10.1%
10.0%
9.9%
9.9%
9.8%
9.6%
9.4%
9.2%
9.2%
9.0%
EWBC
BOKF
WAL
ASB
ZION
PBCT
CMA
CFG
HBAN
FRC
FITB
RF
KEY
WTFC
FHN
SNV


CET1 Capital Ratio and Allowance for Credit Losses / Risk Weighted Assets
CET1 Ratio
ACL/RWA
12.9% 1.0%
11.4% 0.7%
10.6% 0.7%
10.2% 1.0%
10.1% 0.9%
10.2% 0.8%
10.0% 0.9%
9.9% 0.9%
10.2% 0.5%
9.8% 0.8%
9.9% 0.6%
9.6% 0.8%
9.4% 0.7%
9.2% 0.5%
9.2% 0.5%
9.0% 0.7%
EWBC
BOKF
WAL
ZION
CMA
ASB
CFG
HBAN
PBCT
FITB
FRC
RF
KEY
FHN
WTFC
SNV

- **$1.1 billion:** shares purchased in 2019
- **$75 million:** announced share buybacks of up to $75 million in 1Q20
- **$1.28:** Zions' dividends per share paid in 2019
- **170%:** Zions' common capital distributed as a percentage of net earnings applicable to common shareholders in 2019

Note: Regulatory capital ratios are Basel III for 4Q19. Source: SNL Financial/S&P Global, data as of 4Q19. Total Risk-Based Capital for Zions at 4Q19 was 13.2%, Including Zions Allowance for Unfunded Lending Commitments, Zions Allowance for Credit Loss to Loan Ratio was 1.14% in 4Q19.

127

ZIONS BANCORPORATION

Stress Test Results CET1 Ratio deterioration in the severely adverse stress scenario has improved ▪ Change in CET1 Ratio: Pre-to-Post-Stress Delta – Strong improvement from 2014 to 2019 ▪ Improvement primarily due to resilience of PPNR, in part due to improved overall profitability and securities portfolio (longer duration of earning assets) ▪ Post-stress CET1 ratio in 2020 shown in chart on right assumes the same 1.8 percentage point CET1 deterioration estimated in 2019 CET1 Ratio Deterioration Post-Stress CET1 Better Worse Better 9.9% 8.9% 8.5% 8.5% 6.6% 6.0% 6.0% 5.9% 5.6% 4.5% 3.6% 3.3% Better Better Worse 1.8% 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 2020 Source: Federal Reserve’s DFAST Results, severely adverse scenarios; Zions’ Company-Run Stress Test Disclosure in 2018 was based upon the Supervisory 128 Severely Adverse scenario distributed by regulatory agencies, and in 2019 was based on a macroeconomic scenario developed with assistance from a globally recognized third party economic forecasting service that was not as severe as the Federal Reserve’s 2019 Supervisory Severely Adverse scenario.

Impact of Warrants

Warrant dilution is already reflected in the diluted share count, although potential for more / less dilution can be estimated

- Zions has 29 million warrants (Nasdaq: ZIONW) outstanding which are currently in the money and expire on May 22, 2020
- Gap between average common shares and average diluted shares should substantially narrow
- Short interest is likely to decline to levels more consistent with other large regional banks

Dilutive Impact Sensitivity

Reflects potential dilution given various average common stock share prices over any given period



16 million
14
12
10
8
6
4
2
0
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$35
$40
$45
$50
$55
$60
Dilutive shares (mm)
% Dilution

Dilution is calculated using the treasury method of accounting, which relies upon the following assumptions:

- Warrants are exercised at the beginning of the period
- Issuer uses proceeds from exercise to repurchase shares at the average market price during period (which equaled $48.39 in 4Q19)
- Net shares issued = shares issued from warrant exercise – shares repurchased

Note: Analysis utilizes current warrant strike price and warrant multiplier. For more details, please see Zionsbancorporation.com → Stock Information → Warrant Information, or the prospectus supplement from September 2010, which can be found on the SEC's website.

129

ZIONS BANCORPORATION

Key Financial Objectives Growth through simplification and focus ▪ Remain focused on achieving long-term positive operating leverage: ▪ Realize broad based loan and fee income growth through focus on small and medium sized enterprises, and their owners ▪ Manage noninterest expense growth linked to revenue growth and technology projects ▪ Further strengthen the Return on Capital ▪ Demonstrate peer group leading stability in overall financial performance ▪ Implement technology upgrade and digital strategies ▪ Increase automation and simplification ▪ Maintain a strong yet safe Return of Capital ▪ Maintain top quartile credit risk profile and superior risk management posture that supports strong returns of capital ▪ Invest in our people and branches – doing business on a “Local” basis ▪ Studies consistently show that small businesses continue to rank a conveniently located branch and access to an account officer as two of the top features for which they look when considering a bank “We want to ensure that our branches are staffed with real bankers, with much longer-than-average tenure, who can solve problems and build and maintain the kinds of relationships customers value.” -Chairman Harris H. Simmons, 2018 Year In Review 130

Financial Outlook (4Q 2020E vs 4Q 2019A) Outlook Comments Moderately ▪ Moderate growth reflects activity in the next twelve months which may not Loan Balances Increasing be as strong as that experienced in the past twelve months Slightly ▪ Assumes benchmark rates generally consistent with the forward curve Net Interest Income Decreasing ▪ Expect loan loss provisions to be modest Loan Loss Provision Modest ▪ Assumes generally stable (benign) credit environment ▪ Assumes generally stable CECL forecast Slightly Customer-Related Fees ▪ Customer-related fees excludes securities gains, dividends Increasing ▪ Expect FY20 total noninterest expense to be stable to slightly lower than Adjusted Stable to Slightly FY19’s adjusted noninterest expense ($1,704 million) Noninterest Expense Decreasing ▪ Excludes the effect of the defined benefit pension plan resolution Generally Stable ▪ Zions expects to maintain capital ratios at a relatively stable level in the near- Capital Management Capital Ratios term (6-12 months) 131

2020 Investor Conference Agenda Building a Premier Business Bank with Highly Skilled Bankers, Great Technology and a Solid Risk Management Foundation ▪ Welcome – Harris Simmons, Chief Executive Officer ▪ Chief Banking Officer Initiatives – Keith Maio, Chief Banking Officer ▪ Technology and Innovation – Jennifer Smith, Chief Information Officer ▪ Risk Management – Ed Schreiber, Chief Risk Officer ▪ Credit Quality Update – Michael Morris, Chief Credit Officer ▪ Financial Review – Paul Burdiss, Chief Financial Officer ▪ Closing Remarks and Q&A – Harris Simmons, Chief Executive Officer and Scott McLean, Chief Operating Officer 132

2020 Investor Conference Building a Premier Business Bank with Highly Skilled Bankers, Great Technology and a Solid Risk Management Foundation February 6, 2020

Appendix ▪ Company Abbreviation Key ▪ 4Q19 Financial Results ▪ Year-over-Year Loan Balance Growth ▪ Loan Growth by Brand and Loan Type ▪ GAAP to Non-GAAP Reconciliation 134

Company Abbreviation (Ticker Symbol) Key ASB: Associated Banc-Corp JPM: JPMorgan Chase & Co. BAC: Bank of America KEY: KeyCorp BOKF: BOK Financial Corporation MTB: M&T Bank Corporation C: Citigroup, Inc. PBCT: People’s United Financial, Inc. CFG: Citizens Financial Group, Inc. RF: Regions Financial Corporation CMA: Comerica Incorporated SNV: Synovus Financial Corp. EWBC: East West Bancorp, Inc. USB: US Bank FHN: First Horizon National Corporation WFC: Wells Fargo & Co. FITB: Fifth Third Bancorp WAL: Western Alliance Bancorporation FNB: FNB Corp WTFC: Wintrust Financial Corp. FRC: First Republic Bank ZION: Zions Bancorporation, N.A. HBAN: Huntington Bancshares Incorporated GREEN TEXT: Included in Zions’ 2019 peer group as listed in BLUE TEXT: Not included in Zions’ 2019 peer group as listed in the annual proxy statement; this group is used by Zions’ the annual proxy statement, but may be particularly relevant board in determining management compensation to the topic discussed within these slides 135

Financial Results Summary

Solid and improving fundamental performance

(Dollar amounts in millions, except per share data)	Three Months Ended December 31, 2019	September 30, 2019	June 30, 2019
Earnings Results:			
Diluted Earnings Per Share	$ 0.97	$ 1.17	$ 0.99
Net Earnings Applicable to Common Shareholders	174	214	189
Net Interest Income	559	567	569
Noninterest Income	152	146	132
Noninterest Expense	472	415	424
Pre-Provision Net Revenue (1)	275	309	294
Provision for Credit Losses	4	10	21
Ratios:			
Return on Assets(2)	1.04 %	1. 25 %	1.14 %
Return on Common Equity(3)	10.1 %	12.1 %	10.8 %
Return on Tangible Common Equity(3)	11.8 %	14.2 %	12.7 %
Net Interest Margin	3.46 %	3.48 %	3.54 %
Yield on Loans	4.56 %	4.75 %	4.85 %
Yield on Securities	2.33 %	2.37 %	2.51 %
Average Cost of Total Deposits(4)	0.44 %	0.50 %	0.49 %
Efficiency Ratio (1)	61.3 %	57.3 %	59.0 %
Effective Tax Rate	22.1 %	22.9 %	22.7 %
Ratio of Nonperforming Assets to Loans, Leases and OREO	0.51 %	0.48 %	0.52 %
Annualized Ratio of Net Loan and Lease Charge-offs to Average Loans	0.18 %	0.01 %	0.12 %
Common Equity Tier 1 Capital Ratio	10.2 %	10.4 %	10.8 %

(1) Adjusted for items such as severance, provision for unfunded lending commitments, securities gains and losses and debt extinguishment costs. See Appendix for GAAP to non-GAAP reconciliation tables.
(2) Net Income before Preferred Dividends or redemption costs used in the numerator
(3) Net Income Applicable to Common used in the numerator
(4) Includes noninterest-bearing deposits

136

ZIONS BANCORPORATION

Loan Growth Solid loan growth achieved in certain targeted growth categories Year-over-Year Loan Balance Growth 2019Q4 Total Loans: +4% 50% Municipal, Note: Circle size indicates 44% relative proportion of loan 40% portfolio as of 4Q19 30% 20% O&G, Term CRE, Owner 10% 5% C&I (ex-O&G), Occupied , 0.3% 10% Home 3% Equity, 1-4 Family, -1% 5% 0% C&D, Other, 1% -2% Growth Growth Year Rate:over Year -10% -20% $0 $5 $10 $15 Size of the Portfolio, in billions of dollars Note: National Real Estate (NRE) is a line of business of Zions Bank (a division of Zions Bancorporation, N.A.) 137 with a focus on small business loans with low LTV ratios, which generally are consistent with SBA 504 program parameters. “Other” loans includes certain consumer loans such as credit cards and homeowner construction.

Loan Growth by Bank Brand and Loan Type

Year over Year Loan Growth (4Q19 vs. 4Q18)

(in millions)	Zions Bank	Amegy	CB&T	NBAZ	NSB	Vectra	CBW	Other	Total
C&I (ex-Oil & Gas)	(42)	108	16	(148)	93	14	(4)	-	37
Owner occupied (ex-NRE)	42	86	36	42	33	(10)	13	-	242
Energy (Oil & Gas)	4	193	7	3	-	10	-	-	217
Municipal	182	84	95	73	73	42	125	58	732
CRE C&D	55	(107)	(61)	26	46	108	(42)	-	25
CRE Term (ex-NRE)	134	168	154	83	(14)	(82)	35	-	478
National Real Estate (NRE)	(75)	-	-	-	-	-	-	-	(75)
1-4 Family	57	233	30	28	(12)	25	14	17	392
Home Equity	(55)	25	15	10	(3)	4	(16)	-	(20)
Other	(12)	(22)	16	-	(11)	(11)	8	(1)	(33)
Total net loans	**290**	**768**	**308**	**117**	**205**	**100**	**133**	**74**	**1,995**

Linked Quarter Loan Growth (4Q19 vs. 3Q19)

(in millions)	Zions Bank	Amegy	CB&T	NBAZ	NSB	Vectra	CBW	Other	Total
C&I (ex-Oil & Gas)	(109)	22	68	(52)	9	5	12	-	(45)
Owner occupied (ex-NRE)	1	(21)	41	(29)	(1)	(4)	6	-	(7)
Energy (Oil & Gas)	4	(56)	7	(2)	-	7	1	-	(39)
Municipal	62	45	15	69	(12)	16	(6)	19	208
CRE C&D	31	(95)	(90)	41	(7)	(21)	5	-	(136)
CRE Term (ex-NRE)	(53)	(42)	42	(30)	(17)	(10)	(3)	-	(113)
National Real Estate (NRE)	(26)	-	-	-	-	-	-	-	(26)
1-4 Family	12	22	4	5	(8)	4	8	15	62
Home Equity	(25)	12	(2)	15	(3)	(3)	(7)	-	(13)
Other	(15)	-	9	4	(2)	(13)	-	-	(17)
Total net loans	**(118)**	**(113)**	**94**	**21**	**(41)**	**(19)**	**16**	**34**	**(126)**

Note: National Real Estate (NRE) is a division of Zions Bank with a focus on small business loans with low LTV ratios, which generally are in line with SBA 504 program parameters. "Other" loans includes municipal and other consumer loan categories. Totals shown above may not foot due to rounding.

138

ZIONS BANCORPORATION

GAAP to Non-GAAP Reconciliation

(Amounts in millions)		4Q19	3Q19	2Q19	1Q19	4Q18
Efficiency Ratio						
Noninterest expense (GAAP) [1]	(a)	$ 472	$ 415	$ 424	$ 430	$ 420
Adjustments:						
Severance costs		22	2	1	-	2
Other real estate expense		-	(2)	-	(1)	-
Debt extinguishment cost		-	-	-	-	-
Amortization of core deposit and other intangibles		-	-	-	-	-
Restructuring costs		15	-	-	-	-
Pension termination-related expense		-	-	-	-	-
Total adjustments	(b)	37	-	1	(1)	2
Adjusted noninterest expense (non-GAAP)	(a) - (b) = (c)	435	415	423	431	418
Net Interest Income (GAAP)	(d)	559	567	569	576	576
Fully taxable-equivalent adjustments	(e)	7	7	7	6	6
Taxable-equivalent net interest income (non-GAAP)	(d) + (e) = (f)	566	574	576	582	582
Noninterest income (GAAP) [1]	(g)	152	146	132	132	140
Combined income	(f) + (g) = (h)	718	720	708	714	722
Adjustments:						
Fair value and nonhedge derivative income (loss)		6	(6)	(6)	(3)	(3)
Equity securities gains (losses), net		2	2	(3)	1	2
Total adjustments	(i)	8	(4)	(9)	(2)	(1)
Adjusted taxable-equivalent revenue (non-GAAP)	(h) - (i) = (j)	710	724	717	716	723
Pre-provision net revenue (PPNR), as reported	(h) – (a)	$ 246	$ 305	$ 284	$ 284	$ 302
Adjusted pre-provision net revenue (PPNR)	(j) - (c)	**$ 275**	**$ 309**	**$ 294**	**$ 285**	**$ 305**
Efficiency Ratio [1]	**(c) / (j)**	**61.3 %**	**57.3 %**	**59.0 %**	**60.2 %**	**57.8 %**

139

ZIONS BANCORPORATION

GAAP to Non-GAAP Reconciliation

$ In millions except per share amounts		4Q19	3Q19	2Q19	1Q19	4Q18
Pre-Provision Net Revenue (PPNR)						
(a)	**Total noninterest expense** [1]	**$472**	**$415**	**$424**	**$430**	**$420**
	LESS adjustments:					
	Severance costs	22	2	1	-	2
	Other real estate expense	-	(2)	-	(1)	-
	Debt extinguishment cost	-	-	-	-	-
	Amortization of core deposit and other intangibles	-	-	-	-	-
	Restructuring costs	15	-	-	-	-
	Pension termination-related expense	-	-	-	-	-
(b)	*Total adjustments*	*37*	-	*1*	*(1)*	*2*
(a-b)=(c)	**Adjusted noninterest expense**	**$435**	**$415**	**$423**	**$431**	**$418**
(d)	Net interest income	559	567	569	576	576
(e)	Fully taxable-equivalent adjustments	7	7	7	6	6
(d+e)=(f)	Taxable-equivalent net interest income (TENII)	566	574	576	582	582
(g)	Noninterest Income	152	146	132	132	140
(f+g)=(h)	**Combined Income**	**$718**	**$720**	**$708**	**$714**	**$722**
	LESS adjustments:					
	Fair value and nonhedge derivative income (loss)	6	(6)	(6)	(3)	(3)
	Securities gains (losses), net	2	2	(3)	1	2
(i)	*Total adjustments*	*8*	*(4)*	*(9)*	*(2)*	*(1)*
(h-i)=(j)	**Adjusted revenue**	**$710**	**$724**	**$717**	**$716**	**$723**
(j-c)	**Adjusted pre-provision net revenue (PPNR)**	**$275**	**$309**	**$294**	**$285**	**$305**
Net Earnings Applicable to Common Shareholders (NEAC)						
(k)	Net earnings applicable to common	174	214	189	205	217
(l)	Diluted Shares	178,718	181,870	189,089	195,241	199,048
	GAAP Diluted EPS	0.97	1.17	0.99	1.04	1.08
	PLUS Adjustments:					
	Adjustments to noninterest expense	37	-	1	(1)	2
	Adjustments to revenue	8	(4)	(9)	(2)	(1)
	Tax effect for adjustments (25% for 2019, 38% prior periods)	(11)	(1)	(2)	(1)	-
	Preferred stock redemption	-	-	-	-	-
(m)	Total adjustments	34	(5)	(10)	(4)	1
(k+m)=(n)	**Adjusted net earnings applicable to common (NEAC)**	**210**	**209**	**179**	**201**	**218**
(n)/(l)	Adjusted EPS	1.18	1.15	0.95	1.03	1.10
(o)	Average assets	69,575	70,252	69,855	68,584	67,025
(p)	Average tangible common equity	5,852	5,988	5,974	5,991	5,923
Profitability						
(n)/(o)	Adjusted Return on Assets *(Annualized)*	1.20%	1.18%	1.03%	1.19%	1.29%
(n)/(p)	Adjusted Return on Tangible Common Equity *(Annualized)*	14.4%	13.8%	12.0%	13.6%	14.6%
(c)/(j)	Efficiency Ratio	61.3%	57.3%	59.0%	60.2%	57.8%

140

ZIONS BANCORPORATION